John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mitsubishi UFJ Securities
BNP Paribas	Mizuho Securities
Citigroup Global Markets	Morgan Stanley
Credit Agricole	SMBC Nikko Securities
Deutsche Bank Securities	Wells Fargo Securities
DNB NOR Markets

Co-Managers
Bank of China	BB&T Capital Markets

(2)	Names of Issuers: Enbridge Energy Partners

(3)	Title of Securities: EEP 4.375 10/15/20, C#29250RAV8
(4)	Date of First Offering: 10/01/15
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.464

Comparable Securities
1)	Marathon Oil Corporation, C#565849AN6
2)	CNOOC Finance 2015 AU, C#12634GAA1
3)	BP Capital Markets, C#05565QCT3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 66 years
(9)	Trade Date: 10/01/15
(10)	Portfolio Assets on Trade Date: $1,362,268,712.47
(11)	Price Paid per Unit: $99.464
(12)	Total Price Paid by Portfolio:
630,000 bonds @ $99.464 = $626,623.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.464 = $9,946,400.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mitsubishi UFJ Securities
BNP Paribas	Mizuho Securities
Citigroup Global Markets	Morgan Stanley
Credit Agricole	SMBC Nikko Securities
Deutsche Bank Securities	Wells Fargo Securities
DNB NOR Markets

Co-Managers
Bank of China	BB&T Capital Markets

(2)	Names of Issuers: Enbridge Energy Partners

(3)	Title of Securities: EEP 7.375 10/15/45, C#29250RAX4
(4)	Date of First Offering: 10/01/15
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $98.665

Comparable Securities
1)	Marathon Oil Corporation, C#565849AM8
2)	Energy Transfer Partners, C#29273RBF5
3)	Kinder Morgan, C#49456BAJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 66 years
(9)	Trade Date: 10/01/15
(10)	Portfolio Assets on Trade Date: $1,362,268,712.47
(11)	Price Paid per Unit: $98.665
(12)	Total Price Paid by Portfolio:
505,000 bonds @ $98.665 = $498,258.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $98.665 = $9,866,500.00

(14)	% of Portfolio Assets Applied to Purchase
.037%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mizuho Securities
BNP Paribas	U.S. Bancorp
Citigroup Global Markets	Wells Fargo Securities

Co-Managers
BMO Capital Markets	PNC Capital Markets
BNY Mellon Capital Markets	RBC Capital Markets
J.P. Morgan Securities	SMBC Nikko Securities
KeyBanc Capital Markets	SunTrust Robinson Humphrey
Mitsubishi UFJ Securities	Williams Capital Group

(2)	Names of Issuers: MidAmerican Energy Company

(3)	Title of Securities: BRKHEC 3.5 10/15/24 (TAP), Cusip #595620AM7
(4)	Date of First Offering: 10/05/15
(5)	Amount of Total Offering: $200,000,000
(6)	Unit Price of Offering: $103.358

Comparable Securities
1)	Peco Energy, C#693304AT4
2)	Kentucky Utilities Co., C#491674BK2
3)	Public Service Co. of New Mexico, C#744542AC5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 20 years
(9)	Trade Date: 10/05/15
(10)	Portfolio Assets on Trade Date: $ 1,358,527,954.70
(11)	Price Paid per Unit: $103.358
(12)	Total Price Paid by Portfolio:
755,000 bonds @ $103.358 = $780,352.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $103.358 = $12,402,960.00

(14)	% of Portfolio Assets Applied to Purchase
.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mizuho Securities
BNP Paribas	U.S. Bancorp
Citigroup Global Markets	Wells Fargo Securities

Co-Managers
BMO Capital Markets	PNC Capital Markets
BNY Mellon Capital Markets	RBC Capital Markets
J.P. Morgan Securities	SMBC Nikko Securities
KeyBanc Capital Markets	SunTrust Robinson Humphrey
Mitsubishi UFJ Securities	Williams Capital Group

(2)	Names of Issuers: MidAmerican Energy Company

(3)	Title of Securities: BRKHEC 4.25 05/01/46, C#595620AP0
(4)	Date of First Offering: 10/05/15
(5)	Amount of Total Offering: $450,000,000
(6)	Unit Price of Offering: $99.862

Comparable Securities
1)	Kentucky Utilities, C#491674BL0
2)	Puget Sound Energy, C#745332CG9
3)	Northern States Power-Minn., C#665772CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years
(9)	Trade Date: 10/05/15
(10)	Portfolio Assets on Trade Date: $1,358,527,954.70
(11)	Price Paid per Unit: $99.862
(12)	Total Price Paid by Portfolio:
755,000 bonds @ $99.862 = $753,958.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.862 = $14,979,300.00

(14)	% of Portfolio Assets Applied to Purchase
.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Deutsche Bank Securities	J.P. Morgan Securities
Goldman Sachs Group	BofA Merrill Lynch

Co-Managers
BBVA Securities	Scotia Capital
BNP Mellon Capital Markets	SMBC Nikko Securities
Credit Agricole Securities	SunTrust Robinson Humphrey
Morgan Stanley	UBS Securities
PNC Capital Markets	US Bancorp
RBC Capital Markets	Wells Fargo Securities
Regions Securities

(2)	Names of Issuers: Host Hotels & Resorts

(3)	Title of Securities: HST 4.5 02/01/26, C#44107TAW6
(4)	Date of First Offering: 10/08/15
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.680

Comparable Securities
1)	Simon Property Group, C#828807CV7
2)	Synchrony Financial, C#87165BAG8
3)	JPMorgan Chase & Co., C#46625HMN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 22 years
(9)	Trade Date: 10/08/15
(10)	Portfolio Assets on Trade Date: $1,356,004,965.51
(11)	Price Paid per Unit: $99.680
(12)	Total Price Paid by Portfolio:
505,000 bonds @ $99.68 = $503,384.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.68 = $9,968,000.00

(14)	% of Portfolio Assets Applied to Purchase
.037%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	HSBC
Credit Agricole CIB	J.P. Morgan
Wells Fargo Securities	MUFG
Barclays	U.S. Bancorp
Citigroup

Co-Managers
BNP Paribas	Regions Securities
Lloyds Securities	SMBC Nikko Securities
PNC Capital Markets	TD Securities
SunTrust Robinson Humphrey	Williams Capital Group
BMO Capital Markets	UBS Securities
KeyBanc Capital Markets

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 2.85 10/15/18, C#31620MAN6

(4)	Date of First Offering: 10/13/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.958

Comparable Securities
1)	Lloyds Bank, C#53944VAJ8
2)	Citigroup, C#172967JW2
3)	Ally Financial, C#02005NBB5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 10/13/15

(10)	Portfolio Assets on Trade Date: $1,358,062,518.29

(11)	Price Paid per Unit: $99.958

1

(12)	Total Price Paid by Portfolio:
1,570,000 bonds @ $99.958 = $1,569,340.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.958 = $44,981,100.00

(14)	% of Portfolio Assets Applied to Purchase
.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	HSBC
Credit Agricole CIB	J.P. Morgan
Wells Fargo Securities	MUFG
Barclays	U.S. Bancorp
Citigroup

Co-Managers
BNP Paribas	Regions Securities
Lloyds Securities	SMBC Nikko Securities
PNC Capital Markets	TD Securities
SunTrust Robinson Humphrey	Williams Capital Group
BMO Capital Markets	UBS Securities
KeyBanc Capital Markets

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 3.625 10/15/20, C#31620MAP1

(4)	Date of First Offering: 10/13/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.869

Comparable Securities
1)	Goldman Sachs Group, C#38141GVP6
2)	Deutsche Bank, C#25152R2U6
3)	Lloyds Bank, C#53944VAK5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 10/13/15

(10)	Portfolio Assets on Trade Date: $1,358,062,518.29

(11)	Price Paid per Unit: $99.869

1

(12)	Total Price Paid by Portfolio:
1,255,000 bonds @ $99.869 = $1,253,355.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
65,000,000 bonds @ $99.869 = $64,914,850.00

(14)	% of Portfolio Assets Applied to Purchase
.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	HSBC
Credit Agricole CIB	J.P. Morgan
Wells Fargo Securities	MUFG
Barclays	U.S. Bancorp
Citigroup

Co-Managers
BNP Paribas	Regions Securities
Lloyds Securities	SMBC Nikko Securities
PNC Capital Markets	TD Securities
SunTrust Robinson Humphrey	Williams Capital Group
BMO Capital Markets	UBS Securities
KeyBanc Capital Markets

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 4.5 10/15/22, C#31620MAQ9

(4)	Date of First Offering: 10/13/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.817

Comparable Securities
1)	Biogen, C#09062XAE3
2)	Celgene Corporation, C#151020AR5
3)	JB Hunt Transport Services, C#445658CE5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 10/13/15

(10)	Portfolio Assets on Trade Date: $1,358,062,518.29

(11)	Price Paid per Unit: $99.817

1

(12)	Total Price Paid by Portfolio:
630,000 bonds @ $99.817 = $628,847.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.817 = $12,976,210.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	HSBC
Credit Agricole CIB	J.P. Morgan
Wells Fargo Securities	MUFG
Barclays	U.S. Bancorp
Citigroup

Co-Managers
BNP Paribas	Regions Securities
Lloyds Securities	SMBC Nikko Securities
PNC Capital Markets	TD Securities
SunTrust Robinson Humphrey	Williams Capital Group
BMO Capital Markets	UBS Securities
KeyBanc Capital Markets

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 5 10/15/25, C#31620MAR7

(4)	Date of First Offering: 10/13/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.729

Comparable Securities
1)	Simon Property Group, C#828807CV7
2)	JPMorgan Chase & Co., C#46625HMN7
3)	Santander Holdings, C#80282KAE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 10/13/15

(10)	Portfolio Assets on Trade Date: $1,358,062,518.29

(11)	Price Paid per Unit: $99.729

1

(12)	Total Price Paid by Portfolio:
630,000 bonds @ $99.729 = $628,292.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.729 = $49,864,500.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	US Bancorp
Citigroup	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
BBVA	Regions Securities
Fifth Third Securities	BB&T Capital Markets
J.P. Morgan	Capital One Securities
Mizuho Securities	KeyBanc Capital Markets
PNC capital markets

(2)	Names of Issuers: Dollar General Corporation

(3)	Title of Securities: DG 4.15 11/01/25, C#256677AD7

(4)	Date of First Offering: 10/15/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.844

Comparable Securities
1)	Hershey Company, C#427866AU2
2)	Philip Morris Intl., C#718172BQ1
3)	Pepsico Inc., C#713448CY2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 76 years

(9)	Trade Date: 10/15/15

(10)	Portfolio Assets on Trade Date: $1,358,183,887.57

(11)	Price Paid per Unit: $99.844

(12)	Total Price Paid by Portfolio:
625,000 bonds @ $99.844 = $624,025.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.844 = $9,984,400.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
76 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	RBC Capital Markets
J.P. Morgan Securities

Co-Managers
Capital One Securities	Drexel Hamilton
Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Capital One Multi-asset Execution Trust

(3)	Title of Securities: COMET 2015-A8 A8, C#14041NFB2

(4)	Date of First Offering: 10/19/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.96139

Comparable Securities
1)	BACCT 2015-A2 A, C#05522RCU0
2)	DCENT 2015-A2 A, C#254683BP9
3)	DCENT 2015-A3 A, C#254683BQ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 10/19/15

(10)	Portfolio Assets on Trade Date: $1,357,393,705.33

(11)	Price Paid per Unit: $99.96139

(12)	Total Price Paid by Portfolio:
1,709,000 bonds @ $99.96139 = $1,708,340.16

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.96139 = $26,989,575.30

1

(14)	% of Portfolio Assets Applied to Purchase
0.126%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Wells Fargo Securities
J.P. Morgan

Co-Managers
Deutsche Bank Securities	RBC Capital Markets
Guzman & Company	SunTrust Robinson Humphrey
Loop Capital Markets

(2)	Names of Issuers: Coca-Cola Company

(3)	Title of Securities: KO 1.875 10/27/20, Cusip #191216BT6

(4)	Date of First Offering: 10/22/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.824

Comparable Securities
1)	Pepsico, C#731448DC9
2)	Kimberly-Clark Corporation, C#494368BS1
3)	Unilever Capital Corporation, C#904964AR8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 129 years

(9)	Trade Date: 10/22/15

(10)	Portfolio Assets on Trade Date: $1,357,732,084.81

(11)	Price Paid per Unit: $99.824

(12)	Total Price Paid by Portfolio:
1,250,000 bonds @ $99.824 = $1,247,800.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.824 = $27,950,720.00

1

(14)	% of Portfolio Assets Applied to Purchase
.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Wells Fargo Securities
J.P. Morgan

Co-Managers
Deutsche Bank Securities	RBC Capital Markets
Guzman & Company	SunTrust Robinson Humphrey
Loop Capital Markets

(2)	Names of Issuers: Coca-Cola Company

(3)	Title of Securities: KO 2.875 10/27/25, C#191216BS8

(4)	Date of First Offering: 10/22/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.845

Comparable Securities
1)	Philip Morris Intl., C#718172BQ1
2)	Hershey Company, C#427866AU2
3)	Kimberly-Clark Corporation, C#494368BR3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 129 years

(9)	Trade Date: 10/22/15

(10)	Portfolio Assets on Trade Date: $1,357,732,084.81

(11)	Price Paid per Unit: $99.845

(12)	Total Price Paid by Portfolio:
2,190,000 bonds @ $99.845 = $2,186,605.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.845 = $49,922,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
.161%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank Securities
Citigroup

Co-Managers
Goldman, Sachs & Co.	Credit Agricole Securities
J.P. Morgan Securities	ING Financial Markets
RBC Capital Markets	Santander Investment Securities
Wells Fargo Securities	Standard Chartered Bank
Barclays Capital	HSBC Securities

(2)	Names of Issuers: Nike, Inc.

(3)	Title of Securities: NKE 3.875 11/01/45, C#654106AE3

(4)	Date of First Offering: 10/26/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.070

Comparable Securities
1)	Pepsico, C#713448DD7
2)	Louisville Gas & Electric, C#546676AX5
3)	Northern States Power Co. of Minnesota, C#665772CN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 10/26/15

(10)	Portfolio Assets on Trade Date: $1,356,253,683.24

(11)	Price Paid per Unit: $99.070

(12)	Total Price Paid by Portfolio:
1,250,000 bonds @ $99.070 = $1,238,375.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.070 = $24,767,500

(14)	% of Portfolio Assets Applied to Purchase
.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
Citigroup

Co-Managers
BofA Merrill Lynch	HSBC Securities
BNP Paribas	Mitsubishi UFJ Securities
J.P. Morgan Securities	PNC Capital Markets
Mizuho Securities	U.S. Bancorp Investments
Morgan Stanley	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Stryker Corporation

(3)	Title of Securities: SYK 3.375 11/01/25, C#863667AH4

(4)	Date of First Offering: 10/26/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.991

Comparable Securities
1)	Biogen, C#09062XAF0
2)	Gilead Sciences, C#375558BF9
3)	Celgene Corporation, C#151020AS3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 69 years

(9)	Trade Date: 10/26/15

(10)	Portfolio Assets on Trade Date: $1,356,253,683.24

(11)	Price Paid per Unit: $99.991

(12)	Total Price Paid by Portfolio:
935,000 bonds @ $99.991 = $934,915.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.991= $17,998,380.00

(14)	% of Portfolio Assets Applied to Purchase
.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
69 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	Citigroup
BofA Merrill Lynch	Credit Suisse

Co-Managers
J.P Morgan	Mizuho Securities
Morgan Stanley	PNC Capital Markets
BNY Mellon	SunTrust Robinson Humphrey
Loop Capital Markets	US Bancorp Investment
Mitsubishi UFJ Securities	Wells Fargo Securities

(2)	Names of Issuers: Union Pacific Corporation

(3)	Title of Securities: UNP 3.25 08/15/25 (Reopening), C#907818ED6

(4)	Date of First Offering: 10/26/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $101.956

Comparable Securities
1)	CSX Corporation 3.35 11/01/25, C#126408HD8
2)	Tyco International Finance, C#902118BS6
3)	Burlington Northern Santa Fe, C#12189LAY7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 153 years

(9)	Trade Date: 10/26/15

(10)	Portfolio Assets on Trade Date: $1,356,253,683.24

(11)	Price Paid per Unit: $101.956

(12)	Total Price Paid by Portfolio:
435,000 bonds @ $101.956 = $448,613.81

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $101.956 = $7,219,072.78

(14)	% of Portfolio Assets Applied to Purchase
.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
153 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	Citigroup
BofA Merrill Lynch	Credit Suisse

Co-Managers
J.P Morgan	Mizuho Securities
Morgan Stanley	PNC Capital Markets
BNY Mellon	SunTrust Robinson Humphrey
Loop Capital Markets	US Bancorp Investment
Mitsubishi UFJ Securities	Wells Fargo Securities

(2)	Names of Issuers: Union Pacific Corporation

(3)	Title of Securities: UNP 4.05 11/15/45, C#907818EF1

(4)	Date of First Offering: 10/26/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.533

Comparable Securities
1)	Burlington Northern Santa Fe, C#12189LAX9
2)	Norfolk Southern Corporation, C#655844BQ0
3)	Celgene Corporation, C#151020AU8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 153 years

(9)	Trade Date: 10/26/15

(10)	Portfolio Assets on Trade Date: $1,356,253,683.24

(11)	Price Paid per Unit: $99.533

(12)	Total Price Paid by Portfolio:
750,000 bonds @ $99.533 = $746,497.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.533 = $19,906,600.00

(14)	% of Portfolio Assets Applied to Purchase
.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
153 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Morgan Stanley
J.P. Morgan Securities

Joint Lead Manager – No Books
Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
ANZ Securities	HSBC Securities
BofA Merrill Lynch	ING Financial Markets
Barclays Capital	Lebenthal & Co.
BNP Paribas	Lloyds Securities
BNY Mellon	Macquarie Capital
Boenning & Scattwergood	RBC Capital Markets
Credit Suisse Securities	RBS Securities
Deutsche Bank Securities	Standard Chartered Bank
Drexel Hamilton	UBS Securities
Goldman Sachs	Williams Capital Group

(2)	Names of Issuers: ACE INA Holdings

(3)	Title of Securities: ACE 2.3 11/03/20, Cusip #00440EAT4

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $1,300,000,000

(6)	Unit Price of Offering: $99.944

Comparable Securities
1)	National Rural Utilities, C#637432NF8
2)	Goldman Sachs Group, C#38141GVP6
3)	Deutsche Bank, C#25152R2U6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,357,054,504.37

1

(11)	Price Paid per Unit: $99.944

(12)	Total Price Paid by Portfolio:
935,000 bonds @ $99.944 = $934,476.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.944 = $29,983,200.00

(14)	% of Portfolio Assets Applied to Purchase
.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Morgan Stanley
J.P. Morgan Securities

Joint Lead Manager – No Books
Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
ANZ Securities	HSBC Securities
BofA Merrill Lynch	ING Financial Markets
Barclays Capital	Lebenthal & Co.
BNP Paribas	Lloyds Securities
BNY Mellon	Macquarie Capital
Boenning & Scattwergood	RBC Capital Markets
Credit Suisse Securities	RBS Securities
Deutsche Bank Securities	Standard Chartered Bank
Drexel Hamilton	UBS Securities
Goldman Sachs	Williams Capital Group

(2)	Names of Issuers: ACE INA Holdings

(3)	Title of Securities: ACE 2.875 11/03/22, C#00440EAU1

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.874

Comparable Securities
1)	Biogen 3.625 09/15/22, C# 09062XAE3
2)	JB Hunt Transport Services, C#445658CE5
3)	Celgene Corporation, C#151020AR5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,357,054,504.37

1

(11)	Price Paid per Unit: $99.874

(12)	Total Price Paid by Portfolio:
625,000 bonds @ $99.874 = $624,212.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.874 = $13,982,360.00

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Morgan Stanley
J.P. Morgan Securities

Joint Lead Manager – No Books
Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
ANZ Securities	HSBC Securities
BofA Merrill Lynch	ING Financial Markets
Barclays Capital	Lebenthal & Co.
BNP Paribas	Lloyds Securities
BNY Mellon	Macquarie Capital
Boenning & Scattwergood	RBC Capital Markets
Credit Suisse Securities	RBS Securities
Deutsche Bank Securities	Standard Chartered Bank
Drexel Hamilton	UBS Securities
Goldman Sachs	Williams Capital Group

(2)	Names of Issuers: ACE INA Holdings

(3)	Title of Securities: ACE 3.35 05/03/26, C#00440EAV9

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.693

Comparable Securities
1)	DDR Corporation, C#23317HAE2
2)	JPMorgan Chase & Co., C#46625HNJ5
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,357,054,504.37

1

(11)	Price Paid per Unit: $99.693

(12)	Total Price Paid by Portfolio:
1,250,000 bonds @ $99.693 = $1,246,162.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.693 = $54,831,150.00

(14)	% of Portfolio Assets Applied to Purchase
.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Morgan Stanley
J.P. Morgan Securities

Joint Lead Manager – No Books
Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
ANZ Securities BofA Merrill Lynch Barclays Capital BNP Paribas BNY Mellon Boenning & Scattwergood Credit Suisse Securities Deutsche Bank Securities Drexel Hamilton Goldman Sachs	HSBC Securities ING Financial Markets Lebenthal & Co. Lloyds Securities Macquarie Capital RBC Capital Markets RBS Securities Standard Chartered Bank UBS Securities Williams Capital Group

(2)	Names of Issuers: ACE INA Holdings

(3)	Title of Securities: ACE 4.35 11/03/45, C#00440EAW7

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.750

Comparable Securities
1)	Goldman Sachs Group, C#38141GVS0
2)	Barclays, C#06738EAJ4
3)	American International Group, C#026874DF1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,357,054,504.37

1

(11)	Price Paid per Unit: $99.750

(12)	Total Price Paid by Portfolio:
1,005,000 bonds @ $99.750 = $1,002,487.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.750 = $22,942,500.00

(14)	% of Portfolio Assets Applied to Purchase
.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Goldman Sachs J.P. Morgan Securities	BofA Merrill Lynch Morgan Stanley Wells Fargo Securities

Co-Managers
BBVA Securities BNP Paribas Securities Credit Agricole Securities HSBC Securities ING Financial Markets Mitsubishi UFJ Securities Mizuho Securities	PNC Capital Markets RBS Securities Corporation Regions Securities Scotia Capital SMBC Nikko Securities U.S. Bancorp

(2)	Names of Issuers: Prologis, L.P.

(3)	Title of Securities: PLD 3.75 11/01/25, C#74340XBE0

(4)	Date of First Offering: 10/27/15

(5)	Amount of Total Offering: $750,000,000.00

(6)	Unit Price of Offering: $99.381

Comparable Securities
1)	DDR Corporation, C#23317HAE2
2)	Simon Property Group, C#828807CV7
3)	JPMorgan Chase & Co., C#46625HMN7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 10/27/15

(10)	Portfolio Assets on Trade Date: $1,357,054,504.37

(11)	Price Paid per Unit: $99.381

(12)	Total Price Paid by Portfolio:
1,000,000 bonds @ $99.381 = $993,810.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.381 = $19,876,200.00

(14)	% of Portfolio Assets Applied to Purchase
.073%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital Citigroup Global Markets Goldman Sachs HSBC Securities	J.P. Morgan Securities Merrill Lynch, Pierce, Fenner & Smith Wells Fargo Securities

Co-Managers
CastleOak Securities Loop Capital Markets MFR Securities	Mischler Financial Group Samuel A. Ramirez & Co. Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 2 11/03/20, Cusip #594918BG8

(4)	Date of First Offering: 10/29/15

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.920

Comparable Securities
1)	Corning, C#219350BA2
2)	Texas Instruments, C#882508AZ7
3)	Lam Research, C#512807AM0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 10/29/15

(10)	Portfolio Assets on Trade Date: $1,348,095,282.38

(11)	Price Paid per Unit: $99.920

(12)	Total Price Paid by Portfolio:
1,870,000 bonds @ $99.920 = $1,868,504.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $99.920 = $37,969,600.00

(14)	% of Portfolio Assets Applied to Purchase
.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital Citigroup Global Markets Goldman Sachs HSBC Securities	J.P. Morgan Securities Merrill Lynch, Pierce, Fenner & Smith Wells Fargo Securities

Co-Managers
CastleOak Securities Loop Capital Markets MFR Securities	Mischler Financial Group Samuel A. Ramirez & Co. Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 2.65 11/03/22, C#594918BH6

(4)	Date of First Offering: 10/29/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.968

Comparable Securities
1)	Corning, C#219350BB0
2)	Biogen, C#09062XAE3
3)	Celgene, C#151020AR5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 10/29/15

(10)	Portfolio Assets on Trade Date: $1,348,095,282.38

(11)	Price Paid per Unit: $99.968

(12)	Total Price Paid by Portfolio:
1,405,000 bonds @ $99.968 = $1,404,550.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.968 = $26,991,136.00

(14)	% of Portfolio Assets Applied to Purchase
.104%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital Citigroup Global Markets Goldman Sachs HSBC Securities	J.P. Morgan Securities Merrill Lynch, Pierce, Fenner & Smith Wells Fargo Securities

Co-Managers
CastleOak Securities Loop Capital Markets MFR Securities	Mischler Financial Group Samuel A. Ramirez & Co. Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 3.125 11/03/25, C#594918BJ2

(4)	Date of First Offering: 10/29/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.974

Comparable Securities
1)	Lam Research, C#512807AN8
2)	Biogen, C#09062XAF0
3)	Celgene, C#151020AS3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 10/29/15

(10)	Portfolio Assets on Trade Date: $1,348,095,282.38

(11)	Price Paid per Unit: $99.974

(12)	Total Price Paid by Portfolio:
1,870,000 bonds @ $99.974 = $1,869,513.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
80,000,000 bonds @ $99.974 = $79,979,200.00

(14)	% of Portfolio Assets Applied to Purchase
.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	J.P. Morgan Securities
Citigroup Global Markets	Merrill Lynch, Pierce, Fenner
Goldman Sachs	& Smith
HSBC Securities	Wells Fargo Securities

Co-Managers
CastleOak Securities	Mischler Financial Group
Loop Capital Markets	Samuel A. Ramirez & Co.
MFR Securities	Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 4.45 11/03/45, C#594918BL7
(4)	Date of First Offering: 10/29/15
(5)	Amount of Total Offering: $3,000,000,000
(6)	Unit Price of Offering: $99.655

Comparable Securities
1)	Kentucky Utilities, C#491674BL0
2)	Biogen, C#09062XAD5
3)	Celgene, C#151020AU8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 40 years
(9)	Trade Date: 10/29/15
(10)	Portfolio Assets on Trade Date: $1,348,095,282.38
(11)	Price Paid per Unit: $99.655
(12)	Total Price Paid by Portfolio:
780,000 bonds @ $99.655 = $777,309.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.655 = $26,906,850.00

(14)	% of Portfolio Assets Applied to Purchase
.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 3, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan	U.S. Bancorp
Jefferies	Wells Fargo Securities
Citigroup

Co-Managers
KeyBanc Capital Markets	Fifth Third Securities
BB&T Capital Markets	Mizuho Securities
BMO Capital Markets	Regions Securities
Capital One Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: Mid-America Apartments, L.P.

(3)	Title of Securities: MAA 4 11/15/25, C#59523UAM9
(4)	Date of First Offering: 11/02/2015
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $98.990

Comparable Securities
1)	Capital One Financial Co., C#14040HBJ3
2)	DDR Corporation, C#23317HAE2
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 22 years
(9)	Trade Date: 11/02/15
(10)	Portfolio Assets on Trade Date: $1,346,752,569.63
(11)	Price Paid per Unit: $98.990
(12)	Total Price Paid by Portfolio:
690,000 bonds @ $98.990 = $683,031.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.990 = $14,848,500.00

(14)	% of Portfolio Assets Applied to Purchase
.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Wells Fargo Securities
Goldman Sachs

Co-Managers
Bank of New York Mellon	Mitsubishi UFJ Securities
BB&T Capital Markets

(2)	Names of Issuers: AvalonBay Communities, Inc.

(3)	Title of Securities: AVB 3.5 11/15/25, C#05348EAW9
(4)	Date of First Offering: 11/04/15
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.674

Comparable Securities
1)	Capital One Financial, C#14040HBJ3
2)	DDR Corporation, C#23317HAE2
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 37 years
(9)	Trade Date: 11/04/15
(10)	Portfolio Assets on Trade Date: $1,344,674,692.94
(11)	Price Paid per Unit: $99.674
(12)	Total Price Paid by Portfolio:
630,000 bonds @ $99.674 = $627,946.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.674 = $9,967,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America	BofA Merrill Lynch
Citigroup	Mizuho Securities
Credit Suisse	HSBC

Co-Managers
Barclays	Scotiabank
DNB Markets	SMBC Nikko
J.P. Morgan	Standard Chartered Bank
MUFG	BBVA
U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 2.7 11/15/20, Cusip #406216BF7
(4)	Date of First Offering: 11/05/15
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.795

Comparable Securities
1)	Marathon Oil Corporation, C#565849AN6
2)	Shell International Fin., C#822582BG6
3)	CNOOC Finance 2015 Australia, C#12634GAA1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 96 years
(9)	Trade Date: 11/05/15
(10)	Portfolio Assets on Trade Date: $1,343,629,661.08
(11)	Price Paid per Unit: $99.795
(12)	Total Price Paid by Portfolio:
1,260,000 bonds @ $99.795 = $1,257,417.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
48,000,000 bonds @ $99.795 = $47,901,016.00

(14)	% of Portfolio Assets Applied to Purchase
.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America	BofA Merrill Lynch
Citigroup	Mizuho Securities
Credit Suisse	HSBC

Co-Managers
Barclays	Scotiabank
DNB Markets	SMBC Nikko
J.P. Morgan	Standard Chartered Bank
MUFG	BBVA
U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 3.375 11/15/22, Cusip #406216BH3
(4)	Date of First Offering: 11/05/15
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.919

Comparable Securities
1)	Biogen, C#09062XAE3
2)	Celgene Corporation, C#151020AR5
3)	BP Capital Markets, C#05565QCZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 96 years
(9)	Trade Date: 11/05/15
(10)	Portfolio Assets on Trade Date: $1,343,629,661.08
(11)	Price Paid per Unit: $99.919
(12)	Total Price Paid by Portfolio:
1,260,000 bonds @ $99.919 = $1,258,979.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.919 = $31,974,080.00

(14)	% of Portfolio Assets Applied to Purchase
.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America	BofA Merrill Lynch
Citigroup	Mizuho Securities
Credit Suisse	HSBC

Co-Managers
Barclays	Scotiabank
DNB Markets	SMBC Nikko
J.P. Morgan	Standard Chartered Bank
MUFG	BBVA
U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 3.8 11/15/25, Cusip #406216BG5

(4)	Date of First Offering: 11/05/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.719

Comparable Securities
1)	Plains All American Pipeline, C#72650RBJ0
2)	Marathon Oil Corporation, C#565849AL0
3)	Shell International Finance, C#822582BD3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/05/15

(10)	Portfolio Assets on Trade Date: $1,343,629,661.08

(11)	Price Paid per Unit: $99.719

(12)	Total Price Paid by Portfolio:
1,890,000 bonds @ $99.719 = $1,884,689.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
65,000,000 bonds @ $99.719 = $64,817,350.00

(14)	% of Portfolio Assets Applied to Purchase
.140%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America	BofA Merrill Lynch
Citigroup	Mizuho Securities
Credit Suisse	HSBC

Co-Managers
Barclays	Scotiabank
DNB Markets	SMBC Nikko
J.P. Morgan	Standard Chartered Bank
MUFG	BBVA
U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 4.85 11/15/35, C#406216BJ9

(4)	Date of First Offering: 11/05/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.974

Comparable Securities
1)	American International Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Shell International Finance, C#822582BE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/05/15

(10)	Portfolio Assets on Trade Date: $1,343,629,661.08

(11)	Price Paid per Unit: $99.974

(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.974 = $944,754.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
21,000,000 bonds @ $99.974 = $20,994,540.00

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America	BofA Merrill Lynch
Citigroup	Mizuho Securities
Credit Suisse	HSBC

Co-Managers
Barclays	Scotiabank
DNB Markets	SMBC Nikko
J.P. Morgan	Standard Chartered Bank
MUFG	BBVA
U.S. Bancorp	Lloyds Securities
Wells Fargo Securities

(2)	Names of Issuers: Halliburton Company

(3)	Title of Securities: HAL 5 11/15/45, C#406216BK6

(4)	Date of First Offering: 11/05/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.969

Comparable Securities
1)	Marathon Oil Corporation, C#565849AM8
2)	Shell International Fin., C#822582BF8
3)	Energy Transfer Partners, C#29273RBF5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/05/15

(10)	Portfolio Assets on Trade Date: $1,343,629,661.08

(11)	Price Paid per Unit: $99.969

(12)	Total Price Paid by Portfolio:
1,260,000 bonds @ $99.969 = $1,259,609.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.969 = $49,984,500.00

(14)	% of Portfolio Assets Applied to Purchase
.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Deutsche Bank Securities	HSBC
Barclays	Wells Fargo Securities

Co-Managers
ANZ Securities	nabSecurities
BNP Paribas	SMBC Nikko Securities
BNY Mellon Capital Markets	MFR Securities
Credit Agricole Securities	Ramirez & Co.
ING Financial Markets	The Williams Capital Group
Mitsubishi UFJ Securities

(2)	Names of Issuers: MetLife, Inc.

(3)	Title of Securities: MET 3.6 11/13/25, C#59156RBQ0

(4)	Date of First Offering: 11/09/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.992

Comparable Securities
1)	Capital One Financial Co., C#14040HBJ3
2)	DDR Corporation, C#23317HAE2
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 147 years

(9)	Trade Date: 11/09/15

(10)	Portfolio Assets on Trade Date: $1,337,143,207.24

(11)	Price Paid per Unit: $99.992

(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.992 = $944,924.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.992 = $27,997,760.00

(14)	% of Portfolio Assets Applied to Purchase
.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
147 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Deutsche Bank Securities	HSBC
Barclays	Wells Fargo Securities

Co-Managers
ANZ Securities	nabSecurities
BNP Paribas	SMBC Nikko Securities
BNY Mellon Capital Markets	MFR Securities
Credit Agricole Securities	Ramirez & Co.
ING Financial Markets	The Williams Capital Group
Mitsubishi UFJ Securities

(2)	Names of Issuers: MetLife, Inc.

(3)	Title of Securities: MET 4.6 05/13/46, C#59156RBR8

(4)	Date of First Offering: 11/09/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.610

Comparable Securities
1)	Goldman Sachs Group, C#38141GVS0
2)	Barclays, C#06738EAJ4
3)	American International Group, C#026874DF1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 147 years

(9)	Trade Date: 11/09/15

(10)	Portfolio Assets on Trade Date: $1,337,143,207.24

(11)	Price Paid per Unit: $99.610

(12)	Total Price Paid by Portfolio:
630,000 bonds @ $99.610 = $627,543.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.610 = $12,949,300.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
147 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Mitsubishi UFJ Securities
J.P. Morgan Securities	KeyBanc Capital Markets
Wells Fargo Securities

Co-Managers
U.S. Bancorp Investments	Loop Capital Markets
CIBC World Markets	Samuel A. Ramirez & Co.
SMBC Nikko Securities

(2)	Names of Issuers: Consolidated Edison Company of New York, Inc.

(3)	Title of Securities: ED 4.5 12/01/45, C#209111FG3
(4)	Date of First Offering: 11/12/15
(5)	Amount of Total Offering: $650,000,000
(6)	Unit Price of Offering: $99.900

Comparable Securities
1)	Arizona Public Service, C#040555CT9
2)	Consumers Energy, C#210518CY0
3)	Kentucky Utilities, C#491674BL0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 192 years
(9)	Trade Date: 11/12/15
(10)	Portfolio Assets on Trade Date: $1,337,447,568.26
(11)	Price Paid per Unit: $99.900
(12)	Total Price Paid by Portfolio:
630,000 bonds @ $99.900 = $629,370.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.900 = $12,987,000.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
192 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Mitsubishi UFJ Securities	Wells Fargo Securities
SunTrust Robinson Humphrey	Morgan Stanley

Co-Managers
BofA Merrill Lynch	J.P. Morgan Securities
U.S. Bancorp Investments	Loop Capital Markets
Fifth Third Securities	Scotia Capital (USA)

(2)	Names of Issuers: AGL Capital Corporation

(3)	Title of Securities: GAS 3.875 11/15/25, C#001192AL7
(4)	Date of First Offering: 11/13/15
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.910

Comparable Securities
1)	CMS Energy Corporation, C#125896BP4
2)	Peco Energy, C#693304AT4
3)	Kentucky Utilities, C#491674BK2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 159 years
(9)	Trade Date: 11/13/15
(10)	Portfolio Assets on Trade Date: $1,338,887,946.54
(11)	Price Paid per Unit: $99.910
(12)	Total Price Paid by Portfolio:
940,000 bonds @ $99.910 = $939,154.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.910 = $14,986,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Mizuho Securities
Credit Agricole	Morgan Stanley
Goldman Sachs	Wells Fargo Securities
J.P. Morgan
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers
Lloyds Securities	U.S. Bancorp

Senior Co-Managers
ANZ Securities	SMBC Nikko Securities
Barclays Capital	TD Securities
RBC Capital Markets	Unicredit Capital Markets

Co-Managers
Academy Securities	Mischler Financial Group
Blaylock Beal Van	Samuel A. Ramirez & Co.
C.L. King & Associates	Siebert Brandford Shank & Co.
Drexel Hamilton	William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 1.85 11/23/18, C#539830BJ7
(4)	Date of First Offering: 11/16/15
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.829

Comparable Securities
1)	Caterpillar Financial Service, C#14912L6MB
2)	Lloyds Bank, C#53944VAJ8
3)	Paccar Financial Corporation, C#69371RM60

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,338,597,401.16

(11)	Price Paid per Unit: $99.829

(12)	Total Price Paid by Portfolio:
630,000,000 bonds @ $99.829 = $628,922.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.829 = $31,945,280.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Mizuho Securities
Credit Agricole	Morgan Stanley
Goldman Sachs	Wells Fargo Securities
J.P. Morgan
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers
Lloyds Securities	U.S. Bancorp

Senior Co-Managers
ANZ Securities	SMBC Nikko Securities
Barclays Capital	TD Securities
RBC Capital Markets	Unicredit Capital Markets

Co-Managers
Academy Securities	Mischler Financial Group
Blaylock Beal Van	Samuel A. Ramirez & Co.
C.L. King & Associates	Siebert Brandford Shank & Co.
Drexel Hamilton	William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 2.5 11/23/20, C#539830BF5
(4)	Date of First Offering: 11/16/15
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.641

Comparable Securities
1)	Astrazeneca, C#046353AK4
2)	Citigroup, C#172967KB6
3)	Santander UK Group, C#80281LAC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,338,597,401.16

(11)	Price Paid per Unit: $99.641

(12)	Total Price Paid by Portfolio:
1,890,000 bonds @ $99.641 = $1,883,214.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,900,000 bonds @ $99.641 = $50,717,269.00

(14)	% of Portfolio Assets Applied to Purchase
.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Mizuho Securities
Credit Agricole	Morgan Stanley
Goldman Sachs	Wells Fargo Securities
J.P. Morgan
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers
Lloyds Securities	U.S. Bancorp

Senior Co-Managers
ANZ Securities	SMBC Nikko Securities
Barclays Capital	TD Securities
RBC Capital Markets	Unicredit Capital Markets

Co-Managers
Academy Securities	Mischler Financial Group
Blaylock Beal Van	Samuel A. Ramirez & Co.
C.L. King & Associates	Siebert Brandford Shank & Co.
Drexel Hamilton	William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 3.1 01/15/23, C#539830BG3
(4)	Date of First Offering: 11/16/15
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.361

Comparable Securities
1)	IBM Corporation, C#459200JC6
2)	Biogen, C#09062XAE3
3)	Celgene Corporation, C#151020AR5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,338,597,401.16

(11)	Price Paid per Unit: $99.361

(12)	Total Price Paid by Portfolio:
630,000 bonds @ $99.361 = $625,974.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.361 = $14,904,150.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Credit Agricole Goldman Sachs J.P. Morgan Merrill Lynch, Pierce, Fenner & Smith	Mizuho Securities Morgan Stanley Wells Fargo Securities

Joint Lead Managers
Lloyds Securities	U.S. Bancorp

Senior Co-Managers
ANZ Securities Barclays Capital RBC Capital Markets	SMBC Nikko Securities TD Securities Unicredit Capital Markets

Co-Managers
Academy Securities Blaylock Beal Van C.L. King & Associates Drexel Hamilton	Mischler Financial Group Samuel A. Ramirez & Co. Siebert Brandford Shank & Co. William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 3.55 01/15/26, Cusip #539830BH1

(4)	Date of First Offering: 11/16/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.228

Comparable Securities
1)	CSX Corporation 3.35 11/01/25, C#126408HD8
2)	Tyco International Finance, C#902118BS6
3)	Burlington Northern Santa Fe, C#12189LAY7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,338,597,401.16

(11)	Price Paid per Unit: $99.228

(12)	Total Price Paid by Portfolio:
2,520,000 bonds @ $99.228 = $2,500,545.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $99.228 = $69,459,600.00

(14)	% of Portfolio Assets Applied to Purchase
.187%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Credit Agricole Goldman Sachs J.P. Morgan Merrill Lynch, Pierce, Fenner & Smith	Mizuho Securities Morgan Stanley Wells Fargo Securities

Joint Lead Managers
Lloyds Securities	U.S. Bancorp

Senior Co-Managers
ANZ Securities Barclays Capital RBC Capital Markets	SMBC Nikko Securities TD Securities Unicredit Capital Markets

Co-Managers
Academy Securities Blaylock Beal Van C.L. King & Associates Drexel Hamilton	Mischler Financial Group Samuel A. Ramirez & Co. Siebert Brandford Shank & Co. William Capital Group

(2)	Names of Issuers: Lockheed Martin Corporation

(3)	Title of Securities: LMT 4.7 05/15/46, C#539830BL2

(4)	Date of First Offering: 11/16/15

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $98.519

Comparable Securities
1)	Tyco International Finance, C#902118BT4
2)	Burlington Northern Santa Fe, C#12189LAX9
3)	Norfolk Southern Corporation, C#655844BQ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 20 years

1

(9)	Trade Date: 11/16/15

(10)	Portfolio Assets on Trade Date: $1,338,597,401.16

(11)	Price Paid per Unit: $98.519

(12)	Total Price Paid by Portfolio:
1,070,000 bonds @ $98.519 = $1,054,153.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $98.519 = $31,526,080.00

(14)	% of Portfolio Assets Applied to Purchase
.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital BNP Paribas Citigroup Global Markets Credit Agricole Securities Deutsche Bank Securities	J.P. Morgan Securities Mizuho Securities Morgan Stanley & Co. Societe Generale SMBC Nikko

Co-Managers
BNY Mellon Capital Markets BofA Merrill Lynch Credit Suisse Securities Lebenthal & Co. Lloyds Securities MUFG	Ramirez & Co., Inc. RBS Securities Santander Scotiabank Wells Fargo Securities

(2)	Names of Issuers: Time Warner Inc.

(3)	Title of Securities: TWX 3.875 01/15/26, C#887317AZ8

(4)	Date of First Offering: 11/17/15

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.951

Comparable Securities
1)	CBS Corporation, C#124857AQ6
2)	Baidu Inc., C#056752AG3
3)	Sempra Energy, C#816851AY5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 11/17/15

(10)	Portfolio Assets on Trade Date: $1,338,263,860.67

(11)	Price Paid per Unit: $99.951

1

(12)	Total Price Paid by Portfolio:
940,000 bonds @ $99.951 = $939,539.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.951 = $14,992,650.00

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital BNP Paribas Citigroup Global Markets Credit Agricole Securities Deutsche Bank Securities	J.P. Morgan Securities Mizuho Securities Morgan Stanley & Co. Societe Generale SMBC Nikko

Co-Managers
BNY Mellon Capital Markets BofA Merrill Lynch Credit Suisse Securities Lebenthal & Co. Lloyds Securities MUFG	Ramirez & Co., Inc. RBS Securities Santander Scotiabank Wells Fargo Securities

(2)	Names of Issuers: Time Warner Inc.

(3)	Title of Securities: TWX 4.85 07/15/45, C#887317AX3 (Reopening)

(4)	Date of First Offering: 11/17/15

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $96.812

Comparable Securities
1)	Dr. Pepper Snapple Group, C#26138EAT6
2)	Goldman Sachs Group, C#38141GVS0
3)	Burlington Northern Santa Fe, C#12189LAX9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 11/17/15

(10)	Portfolio Assets on Trade Date: $1,338,263,860.67

(11)	Price Paid per Unit: $96.812

1

(12)	Total Price Paid by Portfolio:
940,000 bonds @ $96.812 = $931,054.86

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $96.812 = $14,857,258.33

(14)	% of Portfolio Assets Applied to Purchase
.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 11, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup J.P. Morgan	Morgan Stanley

Co-Managers
Scotiabank TD Securities	Wells Fargo Securities

(2)	Names of Issuers: Westpac Banking Corporation

(3)	Title of Securities: WSTP 1.95 11/23/18, C#961214CQ4

(4)	Date of First Offering: 11/17/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.991

Comparable Securities
1)	Lloyds Bank, C#53944VAJ8
2)	Citigroup, C#172967JW2
3)	Astrazeneca, C#046353AH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 11/17/15

(10)	Portfolio Assets on Trade Date: $1,338,263,860.67

(11)	Price Paid per Unit: $99.991

(12)	Total Price Paid by Portfolio:
1,565,000 bonds @ $99.991 = $1,564,859.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.991 = $24,997,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup	Morgan Stanley
J.P. Morgan

Co-Managers
Scotiabank	Wells Fargo Securities
TD Securities

(2)	Names of Issuers: Westpac Banking Corporation

(3)	Title of Securities: WSTP 2.6 11/23/20, C#961214CS0
(4)	Date of First Offering: 11/17/15
(5)	Amount of Total Offering: $1,750,000,000
(6)	Unit Price of Offering: $99.925

Comparable Securities
1)	Citigroup, C#172967KB6
2)	Goldman Sachs Group, C#38141GVP6
3)	Deutsche Bank, C#25152R2U6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 33 years
(9)	Trade Date: 11/17/15
(10)	Portfolio Assets on Trade Date: $1,338,263,860.67
(11)	Price Paid per Unit: $99.925
(12)	Total Price Paid by Portfolio:
2,505,000 bonds @ $99.925 = $2,503,121.25
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.925 = $39,970,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.187%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
MUFG	Morgan Stanley

Co-Managers
BBVA	J.P. Morgan
BMO Capital Markets	Lloyds Bank
Credit Suisse	Societe Generale
Fifth Third Securities	U.S. Bancorp
Goldman Sachs

(2)	Names of Issuers: Intercontinental Exchange, Inc.

(3)	Title of Securities: ICE 2.75 12/01/20, Cusip #45866FAC8
(4)	Date of First Offering: 11/19/15
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.888

Comparable Securities
1)	Citigroup, C#172967KB6
2)	Goldman Sachs Group, C#38141GVP6
3)	Deutsche Bank, C#25152R2U6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 15 years
(9)	Trade Date: 11/19/15
(10)	Portfolio Assets on Trade Date: $1,338,959,931.87
(11)	Price Paid per Unit: $99.888
(12)	Total Price Paid by Portfolio:
1,230,000 bonds @ $99.888 = $1,228,622.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.888 = $49,944,000.00

(14)	% of Portfolio Assets Applied to Purchase
.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Wells Fargo Securities
MUFG	Morgan Stanley

Co-Managers
BBVA	J.P. Morgan
BMO Capital Markets	Lloyds Bank
Credit Suisse	Societe Generale
Fifth Third Securities	U.S. Bancorp
Goldman Sachs

(2)	Names of Issuers: Intercontinental Exchange, Inc.

(3)	Title of Securities: ICE 3.75 12/01/25, C#45866FAD6
(4)	Date of First Offering: 11/19/15
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.983

Comparable Securities
1)	Capital One Financial Co., C#14040HBJ3
2)	DDR Corporation, C#23317HAE2
3)	Simon Property Group, C#828807CV7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 15 years
(9)	Trade Date: 11/19/15
(10)	Portfolio Assets on Trade Date: $1,338,959,931.87
(11)	Price Paid per Unit: $99.983
(12)	Total Price Paid by Portfolio:
1,045,000 bonds @ $99.983 = $1,044,822.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.983 = $44,992,350.00

(14)	% of Portfolio Assets Applied to Purchase
.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank
Morgan Stanley	J.P. Morgan

Co-Managers
Citigroup	HSBC Securities
Mischler Financial	Santander
U.S. Bancorp	Wells Fargo Securities

(2)	Names of Issuers: MET LIFE GLOBAL FUNDING I

(3)	Title of Securities: MET 1.95 12/03/18, C#59217GBQ1
(4)	Date of First Offering: 11/23/15
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.928

Comparable Securities
1)	Lloyds Bank, C#53944VAJ8
2)	Citigroup, C#172967JW2
3)	Ally Financial, C#02005NBB5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 13 years
(9)	Trade Date: 11/23/15
(10)	Portfolio Assets on Trade Date: $1,337,946,754
(11)	Price Paid per Unit: $99.928
(12)	Total Price Paid by Portfolio:
1,300,000 bonds @ $99.928 = $1,299,064.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,150,000 bonds @ $99.928 = $27,130,452.00

1

(14)	% of Portfolio Assets Applied to Purchase
.097%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Deutsche Bank
Morgan Stanley	J.P. Morgan

Co-Managers
Citigroup	HSBC Securities
Mischler Financial	Santander
U.S. Bancorp	Wells Fargo Securities

(2)	Names of Issuers: MET LIFE GLOBAL FUNDING I

(3)	Title of Securities: MET 2.5 12/03/20, Cusip #59217GBR9
(4)	Date of First Offering: 11/23/15
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.93

Comparable Securities
1)	Citigroup, C#172967KB6
2)	Goldman Sachs Group, C#38141GVP6
3)	Deutsche Bank, C#25152R2U6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 13 years
(9)	Trade Date: 11/23/15
(10)	Portfolio Assets on Trade Date: $1,337,946,754
(11)	Price Paid per Unit: $99.93
(12)	Total Price Paid by Portfolio:
2,230,000 bonds @ $99.93 = $2,228,439.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
39,000,000 bonds @ $99.93 = $38,972,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
.167%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital Deutsche Bank Securities Goldman Sachs	Morgan Stanley Wells Fargo Securities

Co-Managers
BofA Merrill Lynch BMO Capital Markets Citigroup Credit Suisse Securities J.P. Morgan	Mitsubishi UFJ Securities RBC Capital Markets SG Americas Securities UBS Securities

(2)	Names of Issuers: Pioneer Natural Resources Company

(3)	Title of Securities: PXD 3.45 01/15/21, C#723787AL1

(4)	Date of First Offering: 11/30/15

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.750

Comparable Securities
1)	Marathon Oil Corporation, C#565849AN6
2)	CNOOC Finance 2015, C#12634GAA1
3)	BP Capital Markets, C#05565QCZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 18 years

(9)	Trade Date: 11/30/15

(10)	Portfolio Assets on Trade Date: $1,338,237,972.36

(11)	Price Paid per Unit: $99.750

(12)	Total Price Paid by Portfolio:
1,570,000 bonds @ $99.750= $1,566,075.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.750 = $24,937,500.00

(14)	% of Portfolio Assets Applied to Purchase
.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 31, 2015
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Goldman, Sachs & Co. J.P. Morgan Securities Merrill Lynch, Pierce, Fenner & Smith	Mitsubishi UFJ Securities Morgan Stanley & Co. SG Americas Wells Fargo Securities

Co-Managers
ANZ Securities
Barclays Capital
Blaylock Beal Van
BNP Paribas Securities
Citigroup Global Markets
Drexel Hamilton
HSBC Securities
ING Financial Markets
Lebenthal & Co.
Loop Capital Markets
Mizuho Securities
PNC Capital Markets	Rabo Securities
RBC Capital Markets
RBS Securities
Samuel A. Ramirez & Co.
Scotia Capital
SMBC Nikko Securities
Standard Chartered Bank
SunTrust Robinson Humphrey
TD Securities
The Williams Capital Group
Unicredit Capital Markets
U.S. Bancorp Investment

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 2.1 12/07/18, C#58013MEW0

(4)	Date of First Offering: 12/02/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.951

Comparable Securities
1)	Stanley Black & Decke Ir, C#854502AB7
2)	Astrazeneca, C#046353AH1
3)	Ford Motor Credit Co., C#345397XN8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,338,634,075.92

(11)	Price Paid per Unit: $99.951

(12)	Total Price Paid by Portfolio:
755,000 bonds @ $99.951 = $754,630.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
31,500,000 bonds @ $99.951 = $31,484,565.00

(14)	% of Portfolio Assets Applied to Purchase
.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets Goldman, Sachs & Co. J.P. Morgan Securities Merrill Lynch, Pierce, Fenner and Smith	Mizuho Securities Morgan Stanley & Co. U.S. Bancorp Investments

Co-Managers
ANZ Securities
Barclays Capital
Blaylock Beal Van
BNP Paribas
Drexel Hamilton
HSBC Securities
ING Financial Markets
Lebenthal & Co.
Loop Capital Market
Mitsubishi UFJ Securities
PNC Capital Markets
Rabo Securities USA	RBC Capital Markets
RBS Securities
Samuel A. Ramirez & Co.
Scotia Capital
SG Americas Securities
SMBC Nikko Securities
Standard Chartered Bank
SunTrust Robinson Humphrey
TD Securities
The Williams Capital Group
Unicredit Capital Markets
Wells Fargo Securities

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 2.75 12/09/20, C#58013MEX8

(4)	Date of First Offering: 12/02/15

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.815

Comparable Securities
1)	Ford Motor Credit Co., C#345397XQ1
2)	Delphi Automotive, C#24713GAA0
3)	Marriott International, C#571903AN3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,338,634,075.92

(11)	Price Paid per Unit: $99.815

(12)	Total Price Paid by Portfolio:
1,260,000 bonds @ $99.815= $1,257,669.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.815 = $29,944,500.00

(14)	% of Portfolio Assets Applied to Purchase
.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets Goldman, Sachs & Co. Merrill Lynch, Pierce, Fenner & Smith	Mizuho Securities USA Morgan Stanley & Co. Wells Fargo Securities

Co-Managers
ANZ Securities
Barclays Capital
Blaylock Beal Van
BNP Paribas
Drexel Hamilton
HSBC Securities
ING Financial Markets
Lebenthal & Co.
Loop Capital Market
Mitsubishi UFJ Securities
PNC Capital Markets
Rabo Securities USA	RBC Capital Markets
RBS Securities
Samuel A. Ramirez & Co.
Scotia Capital
SG Americas Securities
SMBC Nikko Securities
Standard Chartered Bank
SunTrust Robinson Humphrey
TD Securities
The Williams Capital Group
Unicredit Capital Markets
U.S. Bancorp

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 3.7 01/30/26, C#58013MEY6

(4)	Date of First Offering: 12/02/15

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.676

Comparable Securities
1)	Delphi Automotive, C#24713GAB8
2)	Magna International, C#559222AR5
3)	Ford Motor Credit Co., C#345397XL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,338,634,075.92

(11)	Price Paid per Unit: $99.676

(12)	Total Price Paid by Portfolio:
1,890,000 bonds @ $99.676 = $1,883,876.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $99.676 = $69,773,200.00

(14)	% of Portfolio Assets Applied to Purchase
.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets Goldman, Sachs & Co. J.P. Morgan Merrill Lynch, Pierce, Fenner & Smith	Mizuho Securities USA Morgan Stanley & Co. SG Americas

Co-Managers
ANZ Securities
Barclays Capital
Blaylock Beal Van
BNP Paribas
Drexel Hamilton
HSBC Securities
ING Financial Markets
Lebenthal & Co.
Loop Capital Market
Mitsubishi UFJ Securities
PNC Capital Markets
Rabo Securities USA	RBC Capital Markets
RBS Securities
Samuel A. Ramirez & Co.
Scotia Capital
Wells Fargo Securities
SMBC Nikko Securities
Standard Chartered Bank
SunTrust Robinson Humphrey
TD Securities
The Williams Capital Group
Unicredit Capital Markets
U.S. Bancorp

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 4.7 12/09/35, C#58013MEZ3

(4)	Date of First Offering: 12/02/15

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.679

Comparable Securities
1)	American International Group, C#026874DE4
2)	International Paper, C#460146CM3
3)	Shell International Finance, C#822582BE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,338,634,075.92

(11)	Price Paid per Unit: $99.679

(12)	Total Price Paid by Portfolio:
440,000 bonds @ $99.679 = $438,587.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.679 = $13,955,060.00

(14)	% of Portfolio Assets Applied to Purchase
.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Morgan Stanley & Co.
Goldman Sachs & Co.	SG Americas Securities
Merrill Lynch, Pierce,	Wells Fargo Securities
Fenner and Smith

Co-Managers
ANZ Securities	Rabo Securities
Barclays Capital	RBC Capital Markets
Blaylock Beal Van	RBS Securities
BNP Paribas	Samuel A. Ramirez & Co.
Drexel Hamilton	Scotia Capital
HSBC	SMBC Nikko
ING Financial Markets	Standard Chartered Bank
Lebenthal & Co.	SunTrust Robinson Humphrey
Loop Capital Markets	TD Securities
Mitsubishi UFJ Securities	The Williams Capital Group
Mizuho Securities	Unicredit Capital Markets
PNC Capital Markets	U.S. Bancorp

(2)	Names of Issuers: McDonald’s Corporation

(3)	Title of Securities: MCD 4.875 12/09/45, C#58013MFA7
(4)	Date of First Offering: 12/02/15
(5)	Amount of Total Offering: $1,750,000,000
(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Duke Energy, C#26441CAP0
2)	Goldman Sachs Group, C#38141GVS0
3)	Tyco International Finance, C#902118BT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.8750%).

(8)	Years of Issuer’s Operations: 75 years

(9)	Trade Date: 12/02/15

1

(10)	Portfolio Assets on Trade Date: $1,338,634,075.92

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,890,000 bonds @ $100.000 = $1,890,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $100.000 = $60,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
75 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse Securities	Morgan Stanley
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNY Mellon	Wells Fargo Securities
Deutsche Bank Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 3.9 12/15/25, C#032654AJ4
(4)	Date of First Offering: 12/03/15
(5)	Amount of Total Offering: $850,000,000
(6)	Unit Price of Offering: $99.770

Comparable Securities
1)	Sempra Energy, C#816851AY5
2)	Tyco International Finance, C#902118BS6
3)	Lam Research, C#512807AN8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 50 years
(9)	Trade Date: 12/03/15
(10)	Portfolio Assets on Trade Date: $1,329,108,379.01
(11)	Price Paid per Unit: $99.770
(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.770 = $942,826.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.770 = $34,919,500.00

(14)	% of Portfolio Assets Applied to Purchase
.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
50 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse Securities	Morgan Stanley
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNY Mellon	Wells Fargo Securities
Deutsche Bank Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 5.3 12/15/45, C#032654AK1
(4)	Date of First Offering: 12/03/15
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.553

Comparable Securities
1)	Biogen, C#09062XAD5
2)	Tyco International Finance, C#902118BT4
3)	Goldman Sachs Group, C#38141GVS0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 50 years
(9)	Trade Date: 12/03/15
(10)	Portfolio Assets on Trade Date: $1,329,108,379.01
(11)	Price Paid per Unit: $99.553
(12)	Total Price Paid by Portfolio:
945,000 bonds @ $99.553 = $940,775.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,500,000 bonds @ $99.553 = $18,417,305.00

(14)	% of Portfolio Assets Applied to Purchase
.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
50 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse Securities

Co-Managers
Banca IMI S.p.A	RBC Capital Markets
BMO Capital Markets	RBS Securities
BNY Mellon Capital Markets	Scotia Capital
Capital One Securities	SunTrust Robinson Humphrey
CIBC World Markets	TD Securities
Credit Agricole Securities	U.S. Bancorp Investments
Erste Group Bank	Wells Fargo Securities
Fifth Third Securities	Lebenthal & Co.
KBC Securities USA	MFR Securities
Lloyds Securities	Mischler Financial Group
Natixis Securities Americas	Samuel A. Ramirez & Co.

(2)	Names of Issuers: Credit Suisse

(3)	Title of Securities: CS 3.125 12/10/20 144A, C#225433AJ0
(4)	Date of First Offering: 12/07/15
(5)	Amount of Total Offering: $1,209,008,315.41
(6)	Unit Price of Offering: $99.812

Comparable Securities
1)	Stifel Financial, C#860630AE2
2)	National Rural Utilities Cooperative, C#637432NF8
3)	Citigroup, C#172967KB6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 159 years
(9)	Trade Date: 12/07/15
(10)	Portfolio Assets on Trade Date: $1,334,235,545.76
(11)	Price Paid per Unit: $99.812

1

(12)	Total Price Paid by Portfolio:
2,660,000 bonds @ $99.812 = $2,654,999.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.812 = $39,924,800.00

(14)	% of Portfolio Assets Applied to Purchase
.199%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan	MUFG
BofA Merrill Lynch	Morgan Stanley
Goldman, Sachs & Co.	Wells Fargo Securities
Mizuho Securities	Citigroup

Co-Managers
PNC Capital Markets	BB&T Capital Markets
Comerica Securities	U.S. Bancorp
SunTrust Robinson Humphrey

(2)	Names of Issuers: Marathon Petroleum Corporation

(3)	Title of Securities: MPC 5.85 12/15/45, C#56585AAM4
(4)	Date of First Offering: 12/07/15
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.747

Comparable Securities
1)	Marathon Oil Corporation, C#565849AM8
2)	Energy Transfer Partners, C#29273RBF5
3)	Kinder Morgan Inc./Delaware, C#49456BAJ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 10 years
(9)	Trade Date: 12/07/15
(10)	Portfolio Assets on Trade Date: $1,334,235,545.76
(11)	Price Paid per Unit: $99.747
(12)	Total Price Paid by Portfolio:
505,000 bonds @ $99.747 = $503,772.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.747 = $9,974,700.00

(14)	% of Portfolio Assets Applied to Purchase
.038%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mitsubishi UFJ
Citigroup Global Markets	RBC Capital Markets
Goldman, Sachs & Co.	Standard Chartered Bank
HSBC Securities	U.S. Bancorp Investments
J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
Deutsche Bank Securities	TD Securities

Co-Managers
BBVA Securities	PNC Capital Markets
CIBC World Markets	RBS Securities
Lebenthal & Co.	Samuel A. Ramirez & Co.
Lloyds Securities	Siebert Brandford Shank & Co.
Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 2.2 12/14/20, C#92826CAB8

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.915

Comparable Securities

1)	National Rural Utilities Cooperative Finance Corp., C#637432NF8

2)	Citigroup, #172967KB6

3)	Santander UK Group Holdings, C#80281LAC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,333,680,312.15

(11)	Price Paid per Unit: $99.915

(12)	Total Price Paid by Portfolio:
4,710,000 bonds @ $99.915 = $4,705,996.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000,000 bonds @ $99.915 = $99,915,000.00

(14)	% of Portfolio Assets Applied to Purchase
.353%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mitsubishi UFJ
Citigroup Global Markets	RBC Capital Markets
Goldman, Sachs & Co.	Standard Chartered Bank
HSBC Securities	U.S. Bancorp Investments
J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
Deutsche Bank Securities	TD Securities

Co-Managers
BBVA Securities	PNC Capital Markets
CIBC World Markets	RBS Securities
Lebenthal & Co.	Samuel A. Ramirez & Co.
Lloyds Securities	Siebert Brandford Shank & Co.
Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 2.8 12/14/22, C#92826CAC6

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.861

Comparable Securities

1)	IBM 2.875 11/09/22, C#459200JC6

2)	Biogen, C#09062XAE3

3)	Celgene, C#151020AR5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,333,680,312.15

(11)	Price Paid per Unit: $99.861

(12)	Total Price Paid by Portfolio:
1,255,000 bonds @ $99.861 = $1,253,255.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.861 = $59,916,600.00

(14)	% of Portfolio Assets Applied to Purchase
.094%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mitsubishi UFJ
Citigroup Global Markets	RBC Capital Markets
Goldman, Sachs & Co.	Standard Chartered Bank
HSBC Securities	U.S. Bancorp Investments
J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
Deutsche Bank Securities	TD Securities

Co-Managers
BBVA Securities	PNC Capital Markets
CIBC World Markets	RBS Securities
Lebenthal & Co.	Samuel A. Ramirez & Co.
Lloyds Securities	Siebert Brandford Shank & Co.
Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 3.15 12/14/25, C#92826CAD4

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $4,000,000,000

(6)	Unit Price of Offering: $99.634

Comparable Securities

1)	Simon Property Group, C#828807CV7

2)	JPMorgan Chase & Co., C#46625HMN7

3)	American International Group, C#026874DD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,333,680,312.15

(11)	Price Paid per Unit: $99.634

(12)	Total Price Paid by Portfolio:
2,510,000 bonds @ $99.634 = $2,500,813.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
115,000,000 bonds @ $99.634 = $114,579,100.00

(14)	% of Portfolio Assets Applied to Purchase
.188%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mitsubishi UFJ
Citigroup Global Markets	RBC Capital Markets
Goldman, Sachs & Co.	Standard Chartered Bank
HSBC Securities	U.S. Bancorp Investments
J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
Deutsche Bank Securities	TD Securities

Co-Managers
BBVA Securities	PNC Capital Markets
CIBC World Markets	RBS Securities
Lebenthal & Co.	Samuel A. Ramirez & Co.
Lloyds Securities	Siebert Brandford Shank & Co.
Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 4.3 12/14/45, C#92826CAF9

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $3,500,000,000

(6)	Unit Price of Offering: $99.833

Comparable Securities

1)	Goldman Sachs Group, C#38141GVS0

2)	Barclays, C#06738EAJ4

3)	American Intl. Group, C#026874DF1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.800%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,333,680,312.15

(11)	Price Paid per Unit: $99.833

(12)	Total Price Paid by Portfolio:
2,625,000 bonds @ $99.833 = $2,620,616.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

60,000,000 bonds @ $99.833 = $59,899,800.00

(14)	% of Portfolio Assets Applied to Purchase
.196%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mitsubishi UFJ
Citigroup Global Markets	RBC Capital Markets
Goldman, Sachs & Co.	Standard Chartered Bank
HSBC Securities	U.S. Bancorp Investments
J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce,
Fenner & Smith

Joint Lead Managers – No Books
Deutsche Bank Securities	TD Securities

Co-Managers
BBVA Securities	PNC Capital Markets
CIBC World Markets	RBS Securities
Lebenthal & Co.	Samuel A. Ramirez & Co.
Lloyds Securities	Siebert Brandford Shank & Co.
Loop Capital Markets	Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Visa Inc.

(3)	Title of Securities: V 4.15 12/14/35, C#92826CAE2

(4)	Date of First Offering: 12/09/15

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.865

Comparable Securities

1)	American International Group, C#026874DE4

2)	Shell International Fin., C#822582BE1

3)	Energy Transfer Partners, C#28273RBE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 12/09/15

1

(10)	Portfolio Assets on Trade Date: $1,333,680,312.15

(11)	Price Paid per Unit: $99.865

(12)	Total Price Paid by Portfolio:
315,000 bonds @ $99.865 = $314,574.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.865 = $13,981,100.00

(14)	% of Portfolio Assets Applied to Purchase
.024%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 4, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Variable Insurance Trust – 2A04 Real Estate Securities
Trust
Procedures Pursuant to Rule 10f-3

41.	Name of Underwriter and Underwriting Syndicate Members	Goldman Sachs, Barclays Bank PLC (US), Morgan Stanley, Stifel Nicolaus & Co Inc, Key Bank Capital Markets, JP Morgan, TD Securities, SunTrust Robinson Humphrey, RBC Capital Markets, Raymond James & Associates, Deutsche Bank
	Lead Syndicate Manager:	Goldman Sachs
	Co-Manager:	TD Securities, SunTrust Robinson Humphrey, RBC Capital Markets, Raymond James & Associates, Deutsche Bank
42.	Name of Issuers	CyrusOne Inc
43.	Title of Securities	CONE
44.	CUSIP:	23283R100
45.	Date of First Offering:	03/15/16
46.	Amount of Total Offering:	$231,000,000
47.	Unit Price of Offering:	38.50
Comparable Securities: DFT (26613Q106) & COR (21870Q105)

48.	Underwriting Spread of Commission:	0.924
49.	Years of Issuer’s Operations:	3
50.	Trade Date:	02/02/16
51.	Portfolio Assets on Trade Date:	$416,433,764
52.	Price Paid per Unit:	38.50
53.	Total Price Paid by Portfolio:	$515,438
54.	Total Price Paid by Portfolio plus Total Price Paid for same securities by other portfolios for which sub-adviser acts as investment adviser.	$8,022,938
55.	% of Portfolio Assets Applied to Purchase	0.12%
56.	Test set forth in paragraph (B)(4) of Procedures satisfied?	yes
57.	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?	yes
58.	Years of Continuous Operation (unless municipal security, see below)	3
59.	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?	n/a
60.	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?	yes
61.

John Hancock Variable Insurance Trust – 2A04 Real Estate Securities
Trust
Procedures Pursuant to Rule 10f-3

41.	Name of Underwriter and Underwriting Syndicate Members	Goldman Sachs, Key Bank Capital Markets, Credit Suisse, SunTrust Robinson Humphrey, Stifel Nicolaus & Co Inc, RBC Capital Markets, Deutsche Bank, TD Securities, Synovus Financial Corp, Robert W Baird & Co, Raymond James & Associates
	Lead Syndicate Manager:	Goldman Sachs
	Co-Manager:	TD Securities, Synovus Financial Corp, Robert W Baird & Co, Raymond James & Associates
42.	Name of Issuers	Dupont Fabros Technology
43.	Title of Securities	DFT
44.	CUSIP:	26613Q106
45.	Date of First Offering:	03/17/16
46.	Amount of Total Offering:	$249,905,000
47.	Unit Price of Offering:	37.75
Comparable Securities: CONE (23283R100) & COR (21870Q105)

48.	Underwriting Spread of Commission:	0.906
49.	Years of Issuer’s Operations:	9
50.	Trade Date:	03/18/16
51.	Portfolio Assets on Trade Date:	$421,257,657
52.	Price Paid per Unit:	37.75
53.	Total Price Paid by Portfolio:	$1,291,277
54.	Total Price Paid by Portfolio plus Total Price Paid for same securities by other portfolios for which sub-adviser acts as investment adviser.	$20,166,277
55.	% of Portfolio Assets Applied to Purchase	0.31%
56.	Test set forth in paragraph (B)(4) of Procedures satisfied?	Yes
57.	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?	Yes
58.	Years of Continuous Operation (unless municipal security, see below)	9
59.	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?	n/a
60.	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?	Yes
61.

All purchases described above were affected in compliance with the Fund’s Rule 10f-3 procedures.

Investment Adviser Firm:	RREEF America, LLC
Date:	March 18, 2016
Name:	Christine Fitzpatrick
Title:	Assistant Vice President

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Deutsche Bank	Merrill Lynch, Pierce,
Goldman Sachs	Fenner & Smith
J.P. Morgan Securities

Co-Managers
Barclays Capital	Drexel Hamilton
Standard Chartered Bank	Loop Capital Markets
Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: APPL 3.25 02/23/26, C#037833BY5 (Reissuance of 2/16/16 deal)

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $102.983

Comparable Securities
1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,284,040,761.14

(11)	Price Paid per Unit: $102.983

(12)	Total Price Paid by Portfolio:
2,285,000 bonds @ $102.983 = $2,359,556.38

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $102.983 = $41,305,144.44

(14)	% of Portfolio Assets Applied to Purchase
0.184%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays

Co-Managers
BMO Capital Markets	Regions Securities
Capital One Securities	Santander Investment Securities
CastleOak Securities	Scotia Capital (USA)
CAVU Securities	Siebert Brandford Shank & Co.
ING Financial Markets	SMBC Nikko Securities
Loop Capital Markets	Standard Chartered Bank
Mizuho Securities	TD Securities
NabSecurities	U.S. Bancorp Investments
Natixis Securities	Wells Fargo Securities
PNC Capital Markets

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 3.25 01/12/21, C#06738EAL9

(4)	Date of First Offering: 01/05/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.945

Comparable Securities
1)	Stifel Financial Corporation, C#860630AE2
2)	Citigroup, C#172967KB6
3)	Santander UK Group Holdings, C#80281LAC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 326 years

(9)	Trade Date: 01/05/16

(10)	Portfolio Assets on Trade Date: $1,315,303,530.33

(11)	Price Paid per Unit: $99.945

1

(12)	Total Price Paid by Portfolio:
1,855,000 bonds @ $99.945 = $1,853,979.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.945 = $29,983,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
326 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays

Co-Managers
Academy Securities	Regions Securities
BMO Capital Markets	Santander Investment Securities
Capital One Securities	Scotia Capital
ING Financial Markets	SMBC Nikko Securities
Lebenthal & Co.	Standard Chartered Bank
MFR Securities	TD Securities
Mizuho Securities	The Williams Capital Group
nabSecurities	U.S. Bancorp Investments
Natixis Securities Americas	Wells Fargo Securities
PNC Capital Markets

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 4.375 01/12/26, C#06738EAN5

(4)	Date of First Offering: 01/05/16

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.512

Comparable Securities
1)	Citizens Financial Group, C#174610AK1
2)	Capital One Financial, C#14040HBJ3
3)	DDR Corporation, C#23317HAE2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 326 years

(9)	Trade Date: 01/05/16

(10)	Portfolio Assets on Trade Date: $1,315,303,530.33

(11)	Price Paid per Unit: $99.512

1

(12)	Total Price Paid by Portfolio:
675,000 bonds @ $99.512 = $671,706.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.512 = $14,926,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
326 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
BBVA Securities	Danske Markets
Credit Suisse	Drexel Hamilton
Deutsche Bank	Lebenthal & Co.
HSBC Securities	Lloyds Securities
ING Financial Markets	Loop Capital Markets
Natixis Securities	MFR Securities
Scotia Capital	Mischler Financial Group
TD Securities	Mitsubishi UFJ Securities
ABN AMRO	nabSecurities
ANZ Securities	National Bank of Canada Financial
Blaylock Beal Van	PNC Capital Markets
CastleOak Securities	Standard Chartered Bank
CIBC World Markets	UBS Securities
Commerz Markets	Wells Fargo Securities
Credit Agricole Securities	The Williams Capital Group

(2)	Names of Issuers: Citigroup

(3)	Title of Securities: C 3.7 01/12/26, C#172967KG5

(4)	Date of First Offering: 01/05/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.867

Comparable Securities
1)	Citizens Financial Group, C#174610AK1
2)	Capital One Financial, C#14040HBJ3
3)	DDR Corporation, C#23317HAE2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 01/05/2016

1

(10)	Portfolio Assets on Trade Date: $1,315,303,530.33

(11)	Price Paid per Unit: $99.867

(12)	Total Price Paid by Portfolio:
2,445,000 bonds @ $99.867 = $2,441,748.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.867 = $39,946,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.186%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bana IMI SpA	J.P. Morgan Securities
Deutsche Bank Securities	BofA Merrill Lynch
Goldman Sachs	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Intesa Sanpaolo

(3)	Title of Securities: ISPIM 5.71 01/15/26 144A, C#46115HAW7

(4)	Date of First Offering: 01/08/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Citizens Financial Group, C#174610AK1
2)	Capital One Financial Co., C#14040HBJ3
3)	DDR Corporation, C#23317HAE2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.550%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 01/08/16

(10)	Portfolio Assets on Trade Date: $1,321,516,088.59

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
995,000 bonds @ $100.000 = $995,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $100.000 = $15,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.075%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Goldman, Sachs & Co.
Citigroup Global Markets	Mitsubishi UFJ Securities
J.P. Morgan Securities	RBC Capital Markets
Wells Fargo Securities	Scotia Capital
CIBC World Markets	SG Americas Securities

Co-Managers
BNP Paribas Securities	Merrill Lynch, Pierce,
UBS Securities	Fenner & Smith
U.S. Bancorp Investments	Comerica Securities
BB&T Capital Markets	DNB Markets
BMO Capital Markets	PNC Capital Markets

(2)	Names of Issuers: EOG Resources Inc.

(3)	Title of Securities: EOG 4.15 01/15/26, C#26875PAP6

(4)	Date of First Offering: 01/11/16

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.854

Comparable Securities
1)	Plains All American Pipeline, C#72650RBJ0
2)	Marathon Oil Corporation, C#565849AL0
3)	Enlink Midstream Partners, C#29336UAE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 01/11/16

(10)	Portfolio Assets on Trade Date: $1,316,989,443.78

(11)	Price Paid per Unit: $99.854

(12)	Total Price Paid by Portfolio:
610,000 bonds @ $99.854 = $609,109.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.854 = $9,985,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Banca IMI	Mizuho Securities
Barclays Capital	Rabo Securities
BNP Paribas Securities	RBS Securities
Citigroup Global Markets	Santander Investment Securities
Deutsche Bank Securities	SMBC Nikko Capital Markets
HSBC Securities	Societe Generale
ING Financial Markets	TD Securities
Merrill Lynch, Pierce, Fenner	UniCredit Capital Markets
And Smith	Wells Fargo Securities
Mitsubishi UFJ Securities

Co-Managers
ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 1.9 02/01/19, Cusip #035242AG1

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 4,000,000,000

(6)	Unit Price of Offering: $99.729

Comparable Securities
1)	Stanley Black & Decker I, C#85402AB7
2)	Ford Motor Credit Co., C#345397XN8
3)	Hershey Co., C#427866AV0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,316,967,856.71

(11)	Price Paid per Unit: $99.729

1

(12)	Total Price Paid by Portfolio:
4,255,000 bonds @ $99.729 = $4,243,468.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $99.729 = $69,810,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.322%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Banca IMI	Mizuho Securities
Barclays Capital	Rabo Securities
BNP Paribas Securities	RBS Securities
Citigroup Global Markets	Santander Investment Securities
Deutsche Bank Securities	SMBC Nikko Capital Markets
HSBC Securities	Societe Generale
ING Financial Markets	TD Securities
Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
And Smith
Mitsubishi UFJ Securities

Co-Managers
ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 2.65 02/01/21, C#035242AJ5

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 7,500,000,000

(6)	Unit Price of Offering: $99.687

Comparable Securities
1)	Ford Motor Credit Co., C#345397XQ1
2)	Mead Johnson Nutrition Co., C#582539AJ5
3)	Pepsico Inc., C#713448DC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,316,967,856.71

(11)	Price Paid per Unit: $99.687

1

(12)	Total Price Paid by Portfolio: 4,555,000 bonds @ $99.687 = $4,540,742.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 75,000,000 bonds @ $99.687 = $74,765,250.00

(14)	% of Portfolio Assets Applied to Purchase 0.345%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Banca IMI	Mizuho Securities
Barclays Capital	Rabo Securities
BNP Paribas Securities	RBS Securities
Citigroup Global Markets	Santander Investment Securities
Deutsche Bank Securities	SMBC Nikko Capital Markets
HSBC Securities	Societe Generale
ING Financial Markets	TD Securities
Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
And Smith	UniCredit Capital Markets
Mitsubishi UFJ Securities

Co-Managers
ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 3.3 02/01/23, C#035242AL0

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 6,000,000,000

(6)	Unit Price of Offering: $99.621

Comparable Securities
1)	HCP Inc. 4 12/01/22, C#40414LAP4
2)	IBM Corporation, C#459200JC6
3)	Biogen, C#09062XAE3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,316,967,856.71

(11)	Price Paid per Unit: $99.621

1

(12)	Total Price Paid by Portfolio: 1,215,000 bonds @ $99.621 = $1,210,395.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.621 = $19,924,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Banca IMI	Mizuho Securities
Barclays Capital	Rabo Securities
BNP Paribas Securities	RBS Securities
Citigroup Global Markets	Santander Investment Securities
Deutsche Bank Securities	SMBC Nikko Capital Markets
HSBC Securities	Societe Generale
ING Financial Markets	TD Securities
Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
And Smith	UniCredit Capital Markets
Mitsubishi UFJ Securities

Co-Managers
ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 3.65 02/01/26, C#035242AP1

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 11,000,000,000

(6)	Unit Price of Offering: $99.833

Comparable Securities
1)	Delphi Automotive, C#24713GAB8
2)	Mead Johnson Nutrition, C#582839AH9
3)	Dr. Pepper Snapple Group, C#26138EAS8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,316,967,856.71

(11)	Price Paid per Unit: $99.833

1

(12)	Total Price Paid by Portfolio:
6,075,000 bonds @ $99.833 = $6,064,854.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000,000 bonds @ $99.833 = $99,833,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.461%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Banca IMI	Mizuho Securities
Barclays Capital	Rabo Securities
BNP Paribas Securities	RBS Securities
Citigroup Global Markets	Santander Investment Securities
Deutsche Bank Securities	SMBC Nikko Capital Markets
HSBC Securities	Societe Generale
ING Financial Markets	TD Securities
Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
And Smith	UniCredit Capital Markets
Mitsubishi UFJ Securities

Co-Managers
ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 4.7 02/01/36, Cusip #035242AM8

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 6,000,000,000

(6)	Unit Price of Offering: $99.166

Comparable Securities
1)	American Intl. Group, C#026874DE4
2)	International Paper Co., C#460146CM3
3)	Shell International Fin. C#822582BE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.800%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,316,967,856.71

(11)	Price Paid per Unit: $99.166

1

(12)	Total Price Paid by Portfolio:
910,000 bonds @ $99.166 = $902,410.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.166 = $19,833,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Banca IMI	Mizuho Securities
Barclays Capital	Rabo Securities
BNP Paribas Securities	RBS Securities
Citigroup Global Markets	Santander Investment Securities
Deutsche Bank Securities	SMBC Nikko Capital Markets
HSBC Securities	Societe Generale
ING Financial Markets	TD Securities
Merrill Lynch, Pierce, Fenner	Wells Fargo Securities
And Smith	UniCredit Capital Markets
Mitsubishi UFJ Securities

Co-Managers
ANZ Securities	Commerz Markets
BNY Mellon Capital Markets

(2)	Names of Issuers: Anneuser-Busch InBev Finance Inc.

(3)	Title of Securities: ABIBB 4.9 02/01/46, Cusip #035242AN6

(4)	Date of First Offering: 01/13/16

(5)	Amount of Total Offering: 11,000,000,000

(6)	Unit Price of Offering: $99.765

Comparable Securities
1)	Pepsico, C#713448DD7
2)	Dr. Pepper Snapple Group, C#26138EAT6
3)	Estee Lauder Co., C#29736RAG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 01/13/16

(10)	Portfolio Assets on Trade Date: $1,316,967,856.71

(11)	Price Paid per Unit: $99.765

1

(12)	Total Price Paid by Portfolio:
2,430,000 bonds @ $99.765 = $2,424,289.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.765 = $49,882,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.184%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	RBC Capital Markets
Credit Suisse Securities	Wells Fargo Securities

Co-Managers
Academy Securities	Mitsubishi UFJ Securities
ANZ Securities	nabSecurities
BB&T Capital Markets	National Bank of Canada Financial
BBVA Securities	Santander Investment Securities
Capital One Securities	Standard Chartered Bank
Desjardins Securities	SunTrust Robinson Humphrey
Fifth Third Securities	U.S. Bancorp Investments
ING Financial Markets

(2)	Names of Issuers: Royal Bank of Canada

(3)	Title of Securities: RY 4.65 01/27/26, C#780082AD5

(4)	Date of First Offering: 01/22/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.786

Comparable Securities
1)	American Tower Corporation, C#03027XAJ9
2)	Citizens Financial Group, C#174610AK1
3)	Capital One Financial Co., C#14040HBJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 152 years

(9)	Trade Date: 01/22/16

(10)	Portfolio Assets on Trade Date: $1,300,707,448.12

(11)	Price Paid per Unit: $99.786

(12)	Total Price Paid by Portfolio:
1,530,000 bonds @ $99.786 = $1,526,725.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.786 = $29,935,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
152 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Santander
BBVA Securities	TD Securities
BNP Paribas	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
Banca IMI S.p.A.	Siebert Brandford Shank & Co.
Commerz Markets	The Williams Capital Group
Loop Capital Markets	Blaylock Beal Van
SG Americas Securities	CastleOak Securities
U.S. Bancorp	MFR Securities
C.L. King & Associates	Mischler Financial Group
Samuel A. Ramirez & Co.

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 2.8 02/17/21, C#00206RCR1

(4)	Date of First Offering: 01/29/16

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.823

Comparable Securities
1)	Walt Disney Company, C#25468PDJ2
2)	Baidu Inc., C#056752AF5
3)	Santander UK Group, C#80281LAD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 01/29/16

(10)	Portfolio Assets on Trade Date: $1,303,366,104.24

(11)	Price Paid per Unit: $99.823

1

(12)	Total Price Paid by Portfolio:
2,380,000 bonds @ $99.823 = $2,375,787.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.823 = $39,929,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.182%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Santander
BBVA Securities	TD Securities
BNP Paribas	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
Banca IMI S.p.A.	Siebert Brandford Shank & Co.
Commerz Markets	The Williams Capital Group
Loop Capital Markets	Blaylock Beal Van
SG Americas Securities	CastleOak Securities
U.S. Bancorp	MFR Securities
C.L. King & Associates	Mischler Financial Group
Samuel A. Ramirez & Co.

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 4.125 02/17/26, C#00206RCT7

(4)	Date of First Offering: 01/29/16

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.934

Comparable Securities
1)	Rogers Communications, C#775109BE0
2)	Grupo Televisa, C#40049JBB2
3)	CBS Corporation, C#124857AQ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.040%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 01/29/16

(10)	Portfolio Assets on Trade Date: $1,303,366,104.24

(11)	Price Paid per Unit: $99.934

1

(12)	Total Price Paid by Portfolio:
2,085,000 bonds @ $99.934 = $2,083,623.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.934 = $34,976,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.160%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Santander
BBVA Securities	TD Securities
BNP Paribas	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
Banca IMI S.p.A.	Siebert Brandford Shank & Co.
Commerz Markets	The Williams Capital Group
Loop Capital Markets	Blaylock Beal Van
SG Americas Securities	CastleOak Securities
U.S. Bancorp	MFR Securities
C.L. King & Associates	Mischler Financial Group
Samuel A. Ramirez & Co.

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 5.65 02/15/47, C#00206RCU4

(4)	Date of First Offering: 01/29/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.766

Comparable Securities
1)	Grupo Televisa, C#40049JBC0
2)	Alabama Power, C#010392FP8
3)	Ameren Illinois, C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 01/29/16

(10)	Portfolio Assets on Trade Date: $1,303,366,104.24

(11)	Price Paid per Unit: $99.766

1

(12)	Total Price Paid by Portfolio:
1,220,000 bonds @ $99.766 = $1,217,145.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.766 = $24,941,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co-Managers
BNY Mellon	RBC Capital Market
Citigroup Global Markets	Sun Trust Robinson Humphrey
Credit Suisse Securities	TD Securities
Deutsche Bank Securities	The Williams Capital Group
Fifth Third Securities	U.S. Bancorp Investments
Mizuho Securities USA	Wells Fargo Securities
Morgan Stanley & Co.	Lebenthal & Co.

(2)	Names of Issuers: Home Depot

(3)	Title of Securities: HD 2 04/01/21, C# 437076BL5

(4)	Date of First Offering: 02/03/2016

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $99.644

Comparable Securities
1)	Walt Disney Company, C#25468PDJ2
2)	Astrazeneca, C#046353AK4
3)	Simon Property Group, C#828807CX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 02/03/16

(10)	Portfolio Assets on Trade Date: $1,301,680,965.68

(11)	Price Paid per Unit: $99.644

(12)	Total Price Paid by Portfolio:
1,760,000.00 bonds @ $99.644 = $1,753,734.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.644 = $29,893,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.135%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan

Co-Managers
BNY Mellon	RBC Capital Market
Citigroup Global Markets	Sun Trust Robinson Humphrey
Credit Suisse Securities	TD Securities
Deutsche Bank Securities	The Williams Capital Group
Fifth Third Securities	U.S. Bancorp Investments
Mizuho Securities USA	Wells Fargo Securities
Morgan Stanley & Co.	Lebenthal & Co.

(2)	Names of Issuers: Home Depot
(3)	Title of Securities: HD 3 04/01/26, C#437076BM3
(4)	Date of First Offering: 02/03/2016
(5)	Amount of Total Offering: 1,300,000,000
(6)	Unit Price of Offering: $99.356

Comparable Securities
1)	Walt Disney Company, C#25468PDK9
2)	Novartis Capital Corporation, C#66989HAJ7
3)	Florida Power & Light, C#341081FM4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).
(8)	Years of Issuer’s Operations: 38 years
(9)	Trade Date: 02/03/16
(10)	Portfolio Assets on Trade Date: $1,301,680,965.68
(11)	Price Paid per Unit: $99.356
(12)	Total Price Paid by Portfolio:
1,470,000 bonds @ $99.356 = $1,460,533.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.356 = $24,839,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
Barclays Capital	Drexel Hamilton
Standard Chartered Bank	Loop Capital Markets
Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.
(3)	Title of Securities: AAPL 2.25 02/23/21, C#037833BS8
(4)	Date of First Offering: 02/16/16
(5)	Amount of Total Offering: 2,250,000,000
(6)	Unit Price of Offering: $99.929
Comparable Securities
1)	Texas Instruments, C#882508AZ7
2)	LAM Research, C#512807AM0
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 40 years
(9)	Trade Date: 02/16/16
(10)	Portfolio Assets on Trade Date: $1,285,337,509.98
(11)	Price Paid per Unit: $99.929
(12)	Total Price Paid by Portfolio:
3,175,000 bonds @ $99.929 = $3,172,745.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.929 = $54,960,950.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.247%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
Barclays Capital	Drexel Hamilton
Standard Chartered Bank	Loop Capital Markets
Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.
(3)	Title of Securities: AAPL 2.85 02/23/23, C#037833BU3
(4)	Date of First Offering: 02/16/16
(5)	Amount of Total Offering: 1,500,000,000
(6)	Unit Price of Offering: $99.893
Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NJ0
2)	Ecolab Inc., C#278865AU4
3)	IBM Corporation, C#459200JC6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.180%).

(8)	Years of Issuer’s Operations: 40 years
(9)	Trade Date: 02/16/16
(10)	Portfolio Assets on Trade Date: $1,285,337,509.98
(11)	Price Paid per Unit: $99.893
(12)	Total Price Paid by Portfolio:
2,310,000 bonds @ $99.893 = $2,307,528.30
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.893 = $39,957,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
Barclays Capital	Drexel Hamilton
Standard Chartered Bank	Loop Capital Markets
Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.
(3)	Title of Securities: AAPL 3.25 02/23/26, C#037833BY5
(4)	Date of First Offering: 02/16/16
(5)	Amount of Total Offering: 2,000,000,000
(6)	Unit Price of Offering: $99.780
Comparable Securities
1)	Tyco Electronics, C#902133AT4
2)	Entergy Arkansas, C#29364DAU4
3)	Lam Research, C#912807AN8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 40 years
(9)	Trade Date: 02/16/16
(10)	Portfolio Assets on Trade Date: $1,285,337,509.98
(11)	Price Paid per Unit: $99.780
(12)	Total Price Paid by Portfolio:
2,310,000 bonds @ $99.780 = $2,304,918.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.780 = $39,912,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.179%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
Barclays Capital	Drexel Hamilton
Standard Chartered Bank	Loop Capital Markets
Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 4.5 02/23/36, C#037833BW9

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.530

Comparable Securities
1)	American International Group, C#026874DE4
2)	International Paper, C#460146CM3
3)	Shell International Fin., C#822582BE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,285,337,509.98

(11)	Price Paid per Unit: $99.530

(12)	Total Price Paid by Portfolio:
290,000 bonds @ $99.530 = $288,637.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.530 = $4,976,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.022%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Goldman, Sachs & Co.
Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
Barclays Capital	Drexel Hamilton
Standard Chartered Bank	Loop Capital Markets
Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 4.65 02/23/46, C#037833BX7

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.423

Comparable Securities
1)	Alabama Power Co., C#010392FP8
2)	Dr. Pepper Snapple Group, C#26138EAT6
3)	Goldman Sachs Group, C#36141GVS0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,285,337,509.98

(11)	Price Paid per Unit: $99.423

(12)	Total Price Paid by Portfolio:
1,385,000 bonds @ $99.423 = $1,377,008.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.423 = $34,798,050.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.107%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNY Mellon Capital Markets	J.P. Morgan Securities
Citigroup Global Markets	Wells Fargo Securities
Goldman Sachs Group

Co-Managers
Drexel Hamilton	PNC Capital Markets
HSBC Securities	Santander Investment
Jefferies & Co.	U.S. Bancorp Investments
Lebenthal & Co.

(2)	Names of Issuers: Bank of NY Mellon Corporation

(3)	Title of Securities: BK 2.5 04/15/21, C#06406FAA1

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.901

Comparable Securities
1)	Regions Financial Corporation, C#7591EPAK6
2)	Simons Property Group, C#828807CX3
3)	Santander UK Group Holdings, C#80281LAD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,285,337,509.98

(11)	Price Paid per Unit: $99.901

(12)	Total Price Paid by Portfolio:
1,155,000 bonds @ $99.901 = $1,153,856.55

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.901 = $19,980,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	J.P. Morgan Securities
BNP Paribas Securities	Mitsubishi UFJ Securities
Citigroup Global Markets	Mizuho Securities
HSBC Securities	Wells Fargo Securities

Co-Managers
BNY Mellon Capital Markets	Standard Chartered Bank

(2)	Names of Issuers: International Business Machines Corporation

(3)	Title of Securities: IBM 3.45 02/19/26, Cusip #459200JG7

(4)	Date of First Offering: 02/16/16

(5)	Amount of Total Offering: 1,350,000,000

(6)	Unit Price of Offering: $99.665

Comparable Securities
1)	Virginia Electric & Power Co., C#927804FU3
2)	Entergy Arkansas, C#29364DAU4
3)	Lam Research, C#512807AN8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 105 years

(9)	Trade Date: 02/16/16

(10)	Portfolio Assets on Trade Date: $1,285,337,509.98

(11)	Price Paid per Unit: $99.665

(12)	Total Price Paid by Portfolio:
600,000 bonds @ $99.665 = $597,990.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.665 = $9,966,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
105 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Wells Fargo Securities
J.P. Morgan Securities	BNP Paribas Securities
Merrill Lynch, Pierce,	HSBC Securities
Fenner & Smith

Co-Managers
BB&T Capital Markets	Lloyds Securities
Citigroup Global Markets	Morgan Stanley & Co.
Credit Suisse Securities	RBC Capital Markets
Deutsche Bank Securities	Mischler Financial Group
Goldman, Sachs & Co.

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 1.6 02/28/19, C#17275RBB7

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.971

Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.971

(12)	Total Price Paid by Portfolio:
1,735,000 bonds @ $99.971 = $1,734,496.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.971 = $29,991,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.135%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Wells Fargo Securities
J.P. Morgan Securities	BNP Paribas Securities
Merrill Lynch, Pierce,	HSBC Securities
Fenner & Smith

Co-Managers
BB&T Capital Markets	Lloyds Securities
Citigroup Global Markets	Morgan Stanley & Co.
Credit Suisse Securities	RBC Capital Markets
Deutsche Bank Securities	Mischler Financial Group
Goldman, Sachs & Co.

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 2.2 02/28/21, C#17275RBD3

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.808

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Walt Disney Company, C#25468PDJ2
3)	Santander UK Group, C#80281LAD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.808

(12)	Total Price Paid by Portfolio:
2,315,000 bonds @ $99.808 = $2,310,555.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.808= $39,923,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Wells Fargo Securities
J.P. Morgan Securities	BNP Paribas Securities
Merrill Lynch, Pierce,	HSBC Securities
Fenner & Smith

Co-Managers
BB&T Capital Markets	Lloyds Securities
Citigroup Global Markets	Morgan Stanley & Co.
Credit Suisse Securities	RBC Capital Markets
Deutsche Bank Securities	Mischler Financial Group
Goldman, Sachs & Co.

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 2.6 02/28/23, C#17275RBE1

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.836

Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NJ0
2)	Ecolab Inc., C#278865AU4
3)	IBM 2.875 11/09/22, C#459200JC6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.836

(12)	Total Price Paid by Portfolio:
1,155,000 bonds @ $99.836 = $1,153,105.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.836 = $19,967,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Wells Fargo Securities
J.P. Morgan Securities	BNP Paribas Securities
Merrill Lynch, Pierce,	HSBC Securities
Fenner & Smith

Co-Managers
BB&T Capital Markets	Lloyds Securities
Citigroup Global Markets	Morgan Stanley & Co.
Credit Suisse Securities	RBC Capital Markets
Deutsche Bank Securities	Mischler Financial Group
Goldman, Sachs & Co.

(2)	Names of Issuers: Cisco Systems, Inc.

(3)	Title of Securities: CSCO 2.95 02/28/26, C#17275RBC5

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.924

Comparable Securities
1)	Kimberly-Clark Corporation, C#494368BU6
2)	Virginia Electric & Power, C#927804FU3
3)	Walt Disney Company, C#25468PDK9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.924

(12)	Total Price Paid by Portfolio:
1,155,000 bonds @ $99.924 = $1,154,122.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 @ $99.924 = $19,984,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Credit Suisse Securities	Merrill Lynch, Pierce, Fenner
Morgan Stanley & Co.	& Smith

Co-Managers
Mitsubishi UFJ Securities	SMBC Nikko Securities
Mizuho Securities	SunTrust Robinson Humphrey
RBC Capital Markets	TD Securities
Credit Agricole Securities	U.S. Bancorp Investments
Deutsche Bank Securities Scotia Capital	Wells Fargo Securities

(2)	Names of Issuers: Express Scripts Holding Company

(3)	Title of Securities: ESRX 3.3 02/25/21, C#30219GAL2

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.79

Comparable Securities
1)	Astrazeneca, C#046353AK4
2)	Zoetis, C#98978VAJ2
3)	Biogen, C#09062XAC7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.79

(12)	Total Price Paid by Portfolio:
405,000 bonds @ $99.79 = $404,149.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.79 = $6,985,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.031%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Credit Suisse Securities	Merrill Lynch, Pierce, Fenner
Morgan Stanley & Co.	& Smith

Co-Managers
Mitsubishi UFJ Securities	SMBC Nikko Securities
Mizuho Securities	SunTrust Robinson Humphrey
RBC Capital Markets	TD Securities
Credit Agricole Securities	U.S. Bancorp Investments
Deutsche Bank Securities	Wells Fargo Securities
Scotia Capital

(2)	Names of Issuers: Express Scripts Holding Company

(3)	Title of Securities: ESRX 4.5 02/25/26, C#30219GAM0

(4)	Date of First Offering: 02/22/16

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.467

Comparable Securities
1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#0327XAJ9
3)	Black Hills Corporation, C#902113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 02/22/16

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.467

(12)	Total Price Paid by Portfolio:
1,155,000 bonds @ $99.467 = $1,148,843.85

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.467 = $19,893,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	PNC Capital Markets
U.S. Bancorp Investments	SMBC Nikko Securities
Wells Fargo Securities

Co-Managers
Citigroup Global Markets	RBC Capital Markets
J.P. Morgan Securities	SunTrust Robinson Humphrey
Mizuho Securities

(2)	Names of Issuers: Magellan Midstream Partners

(3)	Title of Securities: MMP 5 03/01/26, C#559080AK2

(4)	Date of First Offering: 02/22/2016

(5)	Amount of Total Offering: 650,000,000

(6)	Unit Price of Offering: $99.875

Comparable Securities
1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#0327XAJ9
3)	Black Hills Corporation, C#902113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 02/22/2016

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.875

(12)	Total Price Paid by Portfolio:
435,000 bonds @ $99.875 = $434,456.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.875 = $14,981,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.034%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Wells Fargo Securities	Mizuho Securities
Barclays Capital	U.S. Bancorp
Goldman, Sachs & Co.

Co-Managers
BMO Capital Markets	Morgan Stanley & Co.
BNY Mellon Capital Markets	PNC Capital Markets
Citigroup Global Markets	RBC Capital Markets
Credit Suisse Securities	SunTrust Robinson Humphrey
Deutsche Bank Securities	UBS Securities
Fifth Third Securities	The Williams Capital Group
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 1.7 02/15/19, C#91324PCT7

(4)	Date of First Offering: 02/22/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.963

Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 02/22/2016

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.963

1

(12)	Total Price Paid by Portfolio:
1,445,000 bonds @ $99.963 = $1,444,465.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.963 = $24,990,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Wells Fargo Securities	Mizuho Securities
Barclays Capital	U.S. Bancorp
Goldman, Sachs & Co.

Co-Managers
BMO Capital Markets	Morgan Stanley & Co.
BNY Mellon Capital Markets	PNC Capital Markets
Citigroup Global Markets	RBC Capital Markets
Credit Suisse Securities	SunTrust Robinson Humphrey
Deutsche Bank Securities	UBS Securities
Fifth Third Securities	The Williams Capital Group
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 2.125 03/15/21, C#91324PCU4

(4)	Date of First Offering: 02/22/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.695

Comparable Securities
1)	Simon Property, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 02/22/2016

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.695

1

(12)	Total Price Paid by Portfolio:
1,735,000 bonds @ $99.695 = $1,729,708.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.695 = $29,908,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.135%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Wells Fargo Securities	Mizuho Securities
Barclays Capital	U.S. Bancorp
Goldman, Sachs & Co.

Co-Managers
BMO Capital Markets	Morgan Stanley & Co.
BNY Mellon Capital Markets	PNC Capital Markets
Citigroup Global Markets	RBC Capital Markets
Credit Suisse Securities	SunTrust Robinson Humphrey
Deutsche Bank Securities	UBS Securities
Fifth Third Securities	The Williams Capital Group
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UnitedHealth Group

(3)	Title of Securities: UNH 3.1 03/15/26, C#91324PCV2

(4)	Date of First Offering: 02/22/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.921

Comparable Securities
1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#0327XAJ9
3)	Black Hills Corporation, C#902113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 39 years

(9)	Trade Date: 02/22/2016

(10)	Portfolio Assets on Trade Date: $1,284,209,547.43

(11)	Price Paid per Unit: $99.921

1

(12)	Total Price Paid by Portfolio:
1,445,000 bonds @ $99.921= $1,443,858.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.921= $24,980,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
39 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Credit Suisse Securities	Morgan Stanley & Co.

Co-Managers
Barclays Capital	U.S. Bancorp Investments
Merrill Lynch, Pierce,	BNY Mellon Capital Markets
Fenner & Smith	Loop Capital Markets
Wells Fargo Securities	Mizuho Securities
Mitsubishi UFJ Securities	PNC Capital Markets
SunTrust Robinson Humphrey

(2)	Names of Issuers: Union Pacific Corporation

(3)	Title of Securities: UNP 2.75 03/01/26, C#907818EH7

(4)	Date of First Offering: 02/25/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.058

Comparable Securities
1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 02/25/16

(10)	Portfolio Assets on Trade Date: $1,285,816,792.18

(11)	Price Paid per Unit: $99.058

(12)	Total Price Paid by Portfolio:
690,000 bonds @ $99.058 = $683,500.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.058 = $11,886,960.00

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Credit Suisse Securities	Morgan Stanley & Co.

Co-Managers
Barclays Capital	U.S. Bancorp Investments
Merrill Lynch, Pierce,	BNY Mellon Capital Markets
Fenner & Smith	Loop Capital Markets
Wells Fargo Securities	Mizuho Securities
Mitsubishi UFJ Securities	PNC Capital Markets
SunTrust Robinson Humphrey

(2)	Names of Issuers: Union Pacific Corporation

(3)	Title of Securities: UNP 4.05 03/01/46, C#907818EJ3

(4)	Date of First Offering: 02/25/16

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $98.682

Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power, C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 02/25/16

(10)	Portfolio Assets on Trade Date: $1,285,816,792.18

(11)	Price Paid per Unit: $98.682

(12)	Total Price Paid by Portfolio:
925,000 bonds @ $98.682 = $912,808.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.682 = $19,736,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.071%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Barclays Capital
J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNP Paribas	Deutsche Bank Securities
HSBC Securities	Lebenthal & Co.
Mizuho Securities	The Williams Capital Group
SG Americas Securities	U.S. Bancorp
Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 1.439 03/01/18, C#30231GAU6

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Georgia Power, C#373334KD2
2)	Citigroup, C#172967KE0
3)	Thermo Fisher Scientific, C#883556BL5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.080%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,283,272,360.32

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,315,000 bonds @ $100.000 = $2,315,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Barclays Capital
J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNP Paribas	Deutsche Bank Securities
HSBC Securities	Lebenthal & Co.
Mizuho Securities	The Williams Capital Group
SG Americas Securities	U.S. Bancorp
Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 1.708 03/01/19, C#30231GAP7

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.100%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,283,272,360.32

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,315,000 bonds @ $100.000 = $2,315,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
75,000,000 bonds @ $100.000 = $75,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Barclays Capital
J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNP Paribas	Deutsche Bank Securities
HSBC Securities	Lebenthal & Co.
Mizuho Securities	The Williams Capital Group
SG Americas Securities	U.S. Bancorp
Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 2.222 03/01/21, C#30231GAV4

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,283,272,360.32

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,315,000 bonds @ $100.000 = $2,315,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Barclays Capital
J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNP Paribas	Deutsche Bank Securities
HSBC Securities	Lebenthal & Co.
Mizuho Securities	The Williams Capital Group
SG Americas Securities	U.S. Bancorp
Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 2.726 03/01/23, C#30231GAR3

(4)	Date of First Offering: 02/29/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NJ0
2)	Ecolab Inc., C#278865AU4
3)	IBM Corporation, C#459200JC6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 02/29/2016

(10)	Portfolio Assets on Trade Date: $1,283,272,360.32

(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
1,155,000 bonds @ $100.000 = $1,155,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Barclays Capital
J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNP Paribas	Deutsche Bank Securities
HSBC Securities	Lebenthal & Co.
Mizuho Securities	The Williams Capital Group
SG Americas Securities	U.S. Bancorp
Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 3.043 03/01/26, C#30231GAT9

(4)	Date of First Offering: 02/29/2016
(5)	Amount of Total Offering: 2,500,000,000
(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corp., C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 17 years
(9)	Trade Date: 02/29/2016
(10)	Portfolio Assets on Trade Date: $ 1,283,272,360.32
(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
2,315,000 bonds @ $100.000 = $2,315,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.180%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Barclays Capital
J.P. Morgan Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNP Paribas	Deutsche Bank Securities
HSBC Securities	Lebenthal & Co.
Mizuho Securities	The Williams Capital Group
SG Americas Securities	U.S. Bancorp
Standard Chartered Bank	Wells Fargo Securities
BNY Mellon Capital
Credit Agricole Securities

(2)	Names of Issuers: Exxon Mobil Corporation

(3)	Title of Securities: XOM 4.114 03/01/46, C#30231GAW2
(4)	Date of First Offering: 02/29/2016
(5)	Amount of Total Offering: 2,500,000,000
(6)	Unit Price of Offering: $100.000

Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power, C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 17 years
(9)	Trade Date: 02/29/2016
(10)	Portfolio Assets on Trade Date: $1,283,272,360.32
(11)	Price Paid per Unit: $100.000

1

(12)	Total Price Paid by Portfolio:
1,620,000 bonds @ $100.000 = $1,620,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100.000 = $35,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.126%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 24, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Co-Managers
ABN AMRO Securities	Mizuho Securities
ANZ Securities	nabSecurities
BMO Capital Markets	Natixis Securities Americas
CIBC World Markets	RBC Capital Markets
Citigroup Global Markets	Santander Investment Securities
Commerz Markets	Scotia Capital
Danske Markets	Wells Fargo Securities
ING Financial Markets

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 3.4 03/08/21, C#404280AV1
(4)	Date of First Offering: 03/01/2016
(5)	Amount of Total Offering: 3,000,000,000
(6)	Unit Price of Offering: $99.772

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 151 years
(9)	Trade Date: 03/01/2016
(10)	Portfolio Assets on Trade Date: $1,279,075,468.50
(11)	Price Paid per Unit: $99.772
(12)	Total Price Paid by Portfolio:
2,035,000 bonds @ $99.772 = $2,030,360.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.772 = $34,920,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.159%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Co-Managers
ABN AMRO Securities	Mizuho Securities
ANZ Securities	nabSecurities
BMO Capital Markets	Natixis Securities Americas
CIBC World Markets	RBC Capital Markets
Citigroup Global Markets	Santander Investment Securities
Commerz Markets	Scotia Capital
Danske Markets	Wells Fargo Securities
ING Financial Markets

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 4.3 03/08/26, C#404280AW9

(4)	Date of First Offering: 03/01/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.855

Comparable Securities
1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 03/01/2016

(10)	Portfolio Assets on Trade Date: $1,279,075,468.50

(11)	Price Paid per Unit: $99.855

(12)	Total Price Paid by Portfolio:
1,110,000 bonds @ $99.855 = $1,108,390.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.855 = $24,963,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan Securities	Wells Fargo Securities
U.S. Bancorp Investments
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BB&T Capital Markets	TD Securities
Capital One Securities	The Huntington Investment Co.
RBS Securities	UMB Financial Services
Regions Securities

(2)	Names of Issuers: O’Reilly Automotive, Inc.

(3)	Title of Securities: ORLY 3.55 03/15/26, C#67103HAE7

(4)	Date of First Offering: 03/01/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.832

Comparable Securities
1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 59 years

(9)	Trade Date: 03/01/2016

(10)	Portfolio Assets on Trade Date: $1,279,075,468.50

(11)	Price Paid per Unit: $99.832

(12)	Total Price Paid by Portfolio:
403,000 bonds @ $99.832 = $402,322.96

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.832 = $6,988,240.00

(14)	% of Portfolio Assets Applied to Purchase
0.031%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
59 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Morgan Stanley
Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNP Paribas Securities	Mitsubishi UFJ Securities
Credit Suisse Securities	RBC Capital Markets
Goldman Sachs	Standard Chartered Bank
HSBC Securities	Williams Capital Group

(2)	Names of Issuers: eBay Inc.

(3)	Title of Securities: EBAY 2.5 03/09/18, C#278642AP8

(4)	Date of First Offering: 03/02/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.897

Comparable Securities
1)	Georgia Power, C#373334KD2
2)	Citigroup Inc., C#172967KE0
3)	Thermo Fisher Scientific, C#883556BL5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 03/02/2016

(10)	Portfolio Assets on Trade Date: $1,279,040,830.56

(11)	Price Paid per Unit: $99.897

(12)	Total Price Paid by Portfolio:
290,000 bonds @ $99.897 = $289,701.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.897 = $4,994,850.00

(14)	% of Portfolio Assets Applied to Purchase
0.023%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	Morgan Stanley
Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNP Paribas Securities	Mitsubishi UFJ Securities
Credit Suisse Securities	RBC Capital Markets
Goldman Sachs	Standard Chartered Bank
HSBC Securities	Williams Capital Group

(2)	Names of Issuers: eBay Inc.

(3)	Title of Securities: EBAY 3.8 03/09/22, C#278642AN3

(4)	Date of First Offering: 03/02/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.772

Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NJ0
2)	Ecolab Inc., C#278865AU4
3)	IBM Cooperation, C#459200JC6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.375%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 03/02/2016

(10)	Portfolio Assets on Trade Date: $1,279,040,830.56

(11)	Price Paid per Unit: $99.772

(12)	Total Price Paid by Portfolio:
290,000 bonds @ $99.772 = $289,338.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.772 = $4,988,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.023%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BMO Capital Markets	Citigroup Global Markets
BNP Paribas	J.P. Morgan Securities

Co-Managers
Barclays Bank	Mesirow Financial
CastleOak Securities	Morgan Stanley
Credit Agricole	Nomura International
Deutsche Bank	RBC Capital Markets
Goldman Sachs	Skandinaviska Enskilda Banken
HSBC	Societe Generale
Incapital	Toronto Dominion Bank
Merrill Lynch	Wells Fargo Securities

(2)	Names of Issuers: International Bank for Reconstruction and Development

(3)	Title of Securities: IBRD 1.625 03/09/21, C#459058EW9

(4)	Date of First Offering: 03/02/2016

(5)	Amount of Total Offering: 4,000,000,000

(6)	Unit Price of Offering: $99.847

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.125%).

(8)	Years of Issuer’s Operations: 71 years

(9)	Trade Date: 03/02/2016

(10)	Portfolio Assets on Trade Date: $1,279,040,830.56

(11)	Price Paid per Unit: $99.847

(12)	Total Price Paid by Portfolio:
1,783,000 bonds @ $99.847 = $1,780,272.01

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.847 = $29,954,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America Merrill Lynch	UBS Securities
Citigroup Global Markets	Wells Fargo Securities
Deutsche Bank Securities

Co-Managers

(2)	Names of Issuers: Swedbank AB

(3)	Title of Securities: SWEDA 2.65 03/10/21 144A, Cusip #87020PAG2

(4)	Date of First Offering: 03/03/16

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.884

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.275%).

(8)	Years of Issuer’s Operations: 196 years

(9)	Trade Date: 03/03/16

(10)	Portfolio Assets on Trade Date: $1,280,880,112.81

(11)	Price Paid per Unit: $99.884

(12)	Total Price Paid by Portfolio:
1,245,000 bonds @ $99.884 = $1,243,555.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.884 = $19,976,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.097%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
196 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
Citigroup Global Markets	& Smith
Goldman Sachs	Mizuho Securities
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Barclays Capital	PNC Capital Markets
HSBC Securities	U.S. Bancorp Investments
Mitsubishi UFJ Securities	Williams Capital Group
Morgan Stanley & Co.

(2)	Names of Issuers: Stryker Corporation

(3)	Title of Securities: SYK 2 03/08/19, Cusip #863667AK7

(4)	Date of First Offering: 03/03/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.884

Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/03/2016

(10)	Portfolio Assets on Trade Date: $1,280,880,112.81

(11)	Price Paid per Unit: $99.884

(12)	Total Price Paid by Portfolio:
1,730,000 bonds @ $99.884 = $1,727,993.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.884= $29,965,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.135%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
Citigroup Global Markets	& Smith
Goldman Sachs	Mizuho Securities
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Barclays Capital	PNC Capital Markets
HSBC Securities	U.S. Bancorp Investments
Mitsubishi UFJ Securities	Williams Capital Group
Morgan Stanley & Co.

(2)	Names of Issuers: Stryker Corporation

(3)	Title of Securities: SYK 2.625 03/15/21, C#863667AM3

(4)	Date of First Offering: 03/03/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.962

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/03/2016

(10)	Portfolio Assets on Trade Date: $1,280,880,112.81

(11)	Price Paid per Unit: $99.962

(12)	Total Price Paid by Portfolio:
1,155,000 bonds @ $99.962 = $1,154,561.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.962 = $19,992,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
Citigroup Global Markets	& Smith
Goldman Sachs	Mizuho Securities
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Barclays Capital	PNC Capital Markets
HSBC Securities	U.S. Bancorp Investments
Mitsubishi UFJ Securities	Williams Capital Group
Morgan Stanley & Co.

(2)	Names of Issuers: Stryker Corporation

(3)	Title of Securities: SYK 3.5 03/15/26, C#863667AN1

(4)	Date of First Offering: 03/03/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.348

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/03/2016

(10)	Portfolio Assets on Trade Date: $1,280,880,112.81

(11)	Price Paid per Unit: $99.348

(12)	Total Price Paid by Portfolio:
1,155,000 bonds @ $99.348 = $1,147,469.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.348 = $19,869,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas Securities	Merrill Lynch, Pierce, Fenner
Citigroup Global Markets	& Smith
Goldman Sachs	Mizuho Securities
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Barclays Capital	PNC Capital Markets
HSBC Securities	U.S. Bancorp Investments
Mitsubishi UFJ Securities	Williams Capital Group
Morgan Stanley & Co.

(2)	Names of Issuers: Stryker Corporation
(3)	Title of Securities: SYK 4.625 03/15/46, C#863667AJ0
(4)	Date of First Offering: 03/03/2016
(5)	Amount of Total Offering: 1,000,000,000
(6)	Unit Price of Offering: $98.894
Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 70 years
(9)	Trade Date: 03/03/2016
(10)	Portfolio Assets on Trade Date: $1,280,880,112.81
(11)	Price Paid per Unit: $98.894
(12)	Total Price Paid by Portfolio:
1,155,000 bonds @ $98.894 = $1,142,225.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $98.894 = $24,723,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Bank of America Merrill Lynch	Goldman Sachs
Citicorp Securities	J.P. Morgan Securities
Danske Bank	Wells Fargo Securities

Co-Managers
(2)	Names of Issuers: Danske Bank A/S
(3)	Title of Securities: DANBNK 2.8 03/10/21 144A, C#23636AAE1
(4)	Date of First Offering: 03/07/2016
(5)	Amount of Total Offering: 1,000,000,000
(6)	Unit Price of Offering: $99.977
Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 145 years
(9)	Trade Date: 03/07/2016
(10)	Portfolio Assets on Trade Date: $1,277,942,575.16
(11)	Price Paid per Unit: $99.977
(12)	Total Price Paid by Portfolio:
3,035,000 bonds @ $99.977 = $3,034,301.95
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.977 = $49,988,500.00
(14)	% of Portfolio Assets Applied to Purchase
0.237%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
145 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
Barclays Capital	Fifth Third Securities
BNP Paribas Securities	J.P. Morgan Securities
Citigroup Global Markets	Mizuho Securities
Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Perrigo Finance Unlimited Company
(3)	Title of Securities: PRGO 3 ½ 03/15/21, C#71429MAA3
(4)	Date of First Offering: 03/07/2016
(5)	Amount of Total Offering: 500,000,000
(6)	Unit Price of Offering: $99.908
Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 129 years
(9)	Trade Date: 03/07/2016
(10)	Portfolio Assets on Trade Date: $1,277,942,575.16
(11)	Price Paid per Unit: $99.908
(12)	Total Price Paid by Portfolio:
650,000 bonds @ $99.908 = $649,402.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.908 = $9,990,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities	Morgan Stanley & Co.
Merrill Lynch, Pierce,
Fenner & Smith
Co-Managers
Barclays Capital	Fifth Third Securities
BNP Paribas Securities	J.P. Morgan Securities
Citigroup Global Markets	Mizuho Securities
Credit Suisse Securities	Wells Fargo Securities

(2)	Names of Issuers: Perrigo Finance Unlimited Company
(3)	Title of Securities: PRGO 4 ⅜ 03/15/26, C#71429MAB1
(4)	Date of First Offering: 03/07/2016
(5)	Amount of Total Offering: 700,000,000
(6)	Unit Price of Offering: $99.751
Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 129 years
(9)	Trade Date: 03/07/2016
(10)	Portfolio Assets on Trade Date: $1,277,942,575.16
(11)	Price Paid per Unit: $99.751
(12)	Total Price Paid by Portfolio:
940,000 bonds @ $99.751 = $937,659.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.751 = $14,962,650.00

(14)	% of Portfolio Assets Applied to Purchase
0.073%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
129 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 1.45 03/07/18, C#084664CE9

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.961

Comparable Securities
1)	Georgia Power, C#373334KD2
2)	Citigroup, C#172967KE0
3)	Thermo Fisher Scientific, C#883556BL5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,281,685,419.49

(11)	Price Paid per Unit: $99.961

(12)	Total Price Paid by Portfolio:
1,150,000 bonds @ $99.961 = $1,149,551.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.961 = $19,992,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 1.7 03/15/19, C#084664CG4

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.924

Comparable Securities
1)	National Rural Utilities Coop., C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,281,685,419.49

(11)	Price Paid per Unit: $99.924

(12)	Total Price Paid by Portfolio:
1,435,000 bonds @ $99.924 = $1,433,909.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.924 = $24,981,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.112%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 2.2 03/15/21, C#084670BQ0

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.788

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,281,685,419.49

(11)	Price Paid per Unit: $99.788

(12)	Total Price Paid by Portfolio:
1,150,000 bonds @ $99.788 = $1,147,562.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.788 = $19,957,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 2 ¾ 03/15/23, C#084670BR8

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.728

Comparable Securities
1)	Johnson & Johnson, C#478160BT0
2)	National Rural Utilities Coop., C#637432NJ0
3)	Ecolab, C#278865AU4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.375%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,281,685,419.49

(11)	Price Paid per Unit: $99.728

(12)	Total Price Paid by Portfolio:
2,870,000 bonds @ $99.728 = $2,862,193.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.728 = $49,864,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.223%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	J.P. Morgan
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Berkshire Hathaway Inc.

(3)	Title of Securities: BRK 3 ⅛ 03/15/26, C#084670BS6

(4)	Date of First Offering: 03/08/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.906

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 177 years

(9)	Trade Date: 03/08/2016

(10)	Portfolio Assets on Trade Date: $1,281,685,419.49

(11)	Price Paid per Unit: $99.906

(12)	Total Price Paid by Portfolio:
2,580,000 bonds @ $99.906 = $2,577,574.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.906 = $49,953,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.201%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
177 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas Securities	Merrill Lynch, Pierce,
Citigroup Global Markets	Fenner & Smith
Credit Suisse	Mizuho Securities
J.P. Morgan Securities	RBC Capital Markets

Co-Managers
Barclays Capital	Scotia Capital
Goldman Sachs	SunTrust Robinson Humphrey
Morgan Stanley & Co.	Wells Fargo Securities

(2)	Names of Issuers: Discovery Communications

(3)	Title of Securities: DISCA 4.9 03/11/26, C#25470DAL3

(4)	Date of First Offering: 03/08/16

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.633

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 03/08/16

(10)	Portfolio Assets on Trade Date: $1,281,685,419.49

(11)	Price Paid per Unit: $99.633

(12)	Total Price Paid by Portfolio:
1,320,000 bonds @ $99.633 = $1,315,155.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.633 = $29,889,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital Deutsche Bank Securities J.P. Morgan Securities Merrill Lynch, Pierce, Fenner & Smith	Mizuho Securities Morgan Stanley & Co. Wells Fargo Securities

Co-Managers
BNP Paribas BNY Mellon Capital Markets Citigroup Global Markets Credit Agricole Securities Credit Suisse Securities USA DNB NOR Markets Goldman Sachs	Mitsubishi UFJ Securities Scotia Capital USA SG Americas Securities SMBC Nikko Securities Standard Bank of South Africa Standard Chartered Bank UBS Securities

(2)	Names of Issuers: Anadarko Petroleum Corporation

(3)	Title of Securities: APC 4.85 03/15/21, C#032511BM8

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 800,000,000

(6)	Unit Price of Offering: $99.974

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group Holdings, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,279,022,794.00

(11)	Price Paid per Unit: $99.974

1

(12)	Total Price Paid by Portfolio:
965,000 bonds @ $99.974 = $964,749.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.974 = $14,996,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital Deutsche Bank Securities J.P. Morgan Securities Merrill Lynch, Pierce, Fenner & Smith	Mizuho Securities Morgan Stanley & Co. Wells Fargo Securities

Co-Managers
BNP Paribas BNY Mellon Capital Markets Citigroup Global Markets Credit Agricole Securities Credit Suisse Securities USA DNB NOR Markets Goldman Sachs	Mitsubishi UFJ Securities Scotia Capital USA SG Americas Securities SMBC Nikko Securities Standard Bank of South Africa Standard Chartered Bank UBS Securities

(2)	Names of Issuers: Anadarko Petroleum Corporation

(3)	Title of Securities: APC 5.55% 03/15/26, C#032511BN6

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 1,100,000,000

(6)	Unit Price of Offering: $99.690

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corp, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,279,022,794.00

(11)	Price Paid per Unit: $99.690

1

(12)	Total Price Paid by Portfolio:
1,285,000 bonds @ $99.690 = $1,281,016.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.690= $19,938,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital Deutsche Bank Securities J.P. Morgan Securities Merrill Lynch, Pierce, Fenner & Smith	Mizuho Securities Morgan Stanley & Co. Wells Fargo Securities

Co-Managers
BNP Paribas BNY Mellon Capital Markets Citigroup Global Markets Credit Agricole Securities Credit Suisse Securities USA DNB NOR Markets Goldman Sachs	Mitsubishi UFJ Securities Scotia Capital USA SG Americas Securities SMBC Nikko Securities Standard Bank of South Africa Standard Chartered Bank UBS Securities

(2)	Names of Issuers: Anadarko Petroleum Corporation

(3)	Title of Securities: APC 6.6 03/15/46, Cusip #032511BP1

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 1,100,000,000

(6)	Unit Price of Offering: $99.923

Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power, C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 57 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,279,022,794.00

(11)	Price Paid per Unit: $99.923

1

(12)	Total Price Paid by Portfolio:
645,000 bonds @ $99.923 = $644,503.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.923 = $14,988,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
57 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan Securities	Mitsubishi UFJ Securities
Merrill Lynch, Pierce,	U.S. Bancorp Investments
Fenner & Smith	Wells Fargo Securities

Co-Managers
BMO Capital Markets	PNC Capital Markets
Capital One Securities	Regions Securities
Fifth Third Securities	Synovus Securities

(2)	Names of Issuers: Total System Services

(3)	Title of Securities: TSS 3.8 04/01/21, Cusip #891906AD1

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.776

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,279,022,794.00

(11)	Price Paid per Unit: $99.776

(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.776 = $568,723.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.776 = $9,977,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan Securities	Mitsubishi UFJ Securities
Merrill Lynch, Pierce,	U.S. Bancorp Investments
Fenner & Smith	Wells Fargo Securities

Co-Managers
BMO Capital Markets	PNC Capital Markets
Capital One Securities	Regions Securities
Fifth Third Securities	Synovus Securities

(2)	Names of Issuers: Total System Services

(3)	Title of Securities: TSS 4.8 04/01/26, Cusip #891906AC3

(4)	Date of First Offering: 03/14/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.730

Comparable Securities
1)	Tyco Electronics Group S., C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 03/14/2016

(10)	Portfolio Assets on Trade Date: $1,279,022,794.00

(11)	Price Paid per Unit: $99.730

(12)	Total Price Paid by Portfolio:
515,000 bonds @ $99.730 = $513,609.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.730 = $14,959,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Deutsche Bank	Merrill Lynch, Pierce,
Goldman Sachs	Fenner & Smith
J.P. Morgan Securities

Co-Managers
Barclays Capital	Drexel Hamilton
Standard Chartered Bank	Loop Capital Markets
Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: APPL 2.25 02/23/21, C#037833BS8 (Reissuance of 2/16/16 deal)

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $101.506

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,284,040,761.14

(11)	Price Paid per Unit: $101.506

(12)	Total Price Paid by Portfolio:
2,000,000 bonds @ $101.506 = $2,033,995.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $101.506 = $35,594,912.50

(14)	% of Portfolio Assets Applied to Purchase
0.158%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Deutsche Bank	Merrill Lynch, Pierce,
Goldman Sachs	Fenner & Smith
J.P. Morgan Securities

Co-Managers
Barclays Capital	Drexel Hamilton
Standard Chartered Bank	Loop Capital Markets
Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: APPL 3.25 02/23/26, C#037833BY5 (Reissuance of 2/16/16 deal)

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $102.983

Comparable Securities
1)	Tyco Electronics Group, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,284,040,761.14

(11)	Price Paid per Unit: $102.983

(12)	Total Price Paid by Portfolio:
2,285,000 bonds @ $102.983 = $2,359,556.38

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $102.983 = $41,305,144.44

(14)	% of Portfolio Assets Applied to Purchase
0.184%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Deutsche Bank	Merrill Lynch, Pierce,
Goldman Sachs	Fenner & Smith
J.P. Morgan Securities

Co-Managers
Barclays Capital	Drexel Hamilton
Standard Chartered Bank	Loop Capital Markets
Wells Fargo Securities	Samuel A. Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: APPL 4.65 02/23/46, C#037833BX7 (Reissuance of 2/16/16 deal)

(4)	Date of First Offering: 03/17/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $106.852

Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., CC#010392FP8
3)	Ameren Illinois, C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 03/17/2016

(10)	Portfolio Assets on Trade Date: $1,284,040,761.14

(11)	Price Paid per Unit: $106.852

(12)	Total Price Paid by Portfolio:
1,175,000 bonds @ $106.852 = $1,260,215.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $106.852 = $26,813,104.17

(14)	% of Portfolio Assets Applied to Purchase
0.098%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Merrill Lynch, Pierce,
Goldman Sachs	Fenner & Smith
J.P. Morgan Securities	Scotia Capital

Co-Managers
Citigroup Global Markets	UBS Securities
Deutsche Bank Securities	Wells Fargo Securities
Morgan Stanley & Co.

(2)	Names of Issuers: Bank of Nova Scotia

(3)	Title of Securities: BNS 2.45 03/22/21, C#064159HM1
(4)	Date of First Offering: 03/17/2016
(5)	Amount of Total Offering: 1,400,000,000
(6)	Unit Price of Offering: $99.794

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 184 years
(9)	Trade Date: 03/17/2016
(10)	Portfolio Assets on Trade Date: $1,284,040,761.14
(11)	Price Paid per Unit: $99.794
(12)	Total Price Paid by Portfolio:
1,715,000 bonds @ $99.794 = $1,711,467.10
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.794 = $29,938,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.133%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
184 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mitsubishi UFJ Securities
Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
BB&T Capital Markets	Morgan Stanley
Credit Suisse Securities	RBC Capital Markets
Deutsche Bank Securities	Regions Securities
Goldman Sachs	SunTrust Robinson Humphrey
HSBC Securities	U.S. Bancorp
Mizuho Securities

(2)	Names of Issuers: Loews Corporation

(3)	Title of Securities: L 3.75 04/01/26, C#540424AS7
(4)	Date of First Offering: 03/17/2016
(5)	Amount of Total Offering: 500,000,000
(6)	Unit Price of Offering: $99.784

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 70 years
(9)	Trade Date: 03/17/2016
(10)	Portfolio Assets on Trade Date: $1,284,040,761.14
(11)	Price Paid per Unit: $99.784
(12)	Total Price Paid by Portfolio:
574,000 bonds @ $99.784 = $572,760.16

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.784 = $9,978,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Bank	SunTrust Robinson Humphrey
J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce
Fenner & Smith

Co-Managers
BMO Capital Markets	RBS Securities
Citigroup Global Markets	Scotia Capital
Comerica Securities	TD Securities
HSBC Bank	US Bancorp Investments
Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Willis Towers Watson Trinity Acquisition

(3)	Title of Securities: WLTW 3.5 09/15/21, C#89641UAD3
(4)	Date of First Offering: 03/17/2016
(5)	Amount of Total Offering: 450,000,000
(6)	Unit Price of Offering: $99.872

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 18 years
(9)	Trade Date: 03/17/2016
(10)	Portfolio Assets on Trade Date: $1,284,040,761.14
(11)	Price Paid per Unit: $99.872
(12)	Total Price Paid by Portfolio:
685,000 bonds @ $99.872 = $684,123.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.872 = $11,984,640.00

(14)	% of Portfolio Assets Applied to Purchase
0.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Bank	SunTrust Robinson Humphrey
J.P. Morgan Securities	Wells Fargo Securities
Merrill Lynch, Pierce
Fenner & Smith

Co-Managers
BMO Capital Markets	RBS Securities
Citigroup Global Markets	Scotia Capital
Comerica Securities	TD Securities
HSBC Bank	US Bancorp Investments
Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Willis Towers Watson Trinity Acquisition

(3)	Title of Securities: WLTW 4.4 03/15/26, C#89641UAC5
(4)	Date of First Offering: 03/17/2016
(5)	Amount of Total Offering: 550,000,000
(6)	Unit Price of Offering: $99.5780

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 18 years
(9)	Trade Date: 03/17/2016
(10)	Portfolio Assets on Trade Date: $1,284,040,761.14
(11)	Price Paid per Unit: $99.5780
(12)	Total Price Paid by Portfolio:
285,000 bonds @ $99.578 = $283,797.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.578 = $9,957,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.022%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
Credit Suisse Securities	U.S. Bancorp Investments
ING Financial Markets	Wells Fargo Securities
Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 2.6 03/29/19, C#651229AT3

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.977

Comparable Securities
1)	National Rural Utilities Cooperative, C#637432NH4
2)	Kimberly-Clark Corporation, C#494368BT9
3)	Walt Disney Company, C#25468PDH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,305,010,722.44

(11)	Price Paid per Unit: $99.977

(12)	Total Price Paid by Portfolio:
1,030,000 bonds @ $99.977 = $1,029,763.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.977 = $17,995,860.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
Credit Suisse Securities	U.S. Bancorp Investments
ING Financial Markets	Wells Fargo Securities
Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 3.15 04/01/21, C#651229AU0

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.835

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,286,604,925.03

(11)	Price Paid per Unit: $99.835

(12)	Total Price Paid by Portfolio:
855,000 bonds @ $99.835 = $853,589.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.835 = $14,975,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
Credit Suisse Securities	U.S. Bancorp Investments
ING Financial Markets	Wells Fargo Securities
Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 3.85% 04/01/23, Cusip #651229AV8

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.969

Comparable Securities
1)	Johnson & Johnson, C#4781610BT0
2)	National Rural Util. Coop., C#637432NJ0
3)	Ecolab, C#278865AU4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,286,604,925.03

(11)	Price Paid per Unit: $99.969

(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.969 = $569,823.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.969 = $9,996,900.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
Credit Suisse Securities	U.S. Bancorp Investments
ING Financial Markets	Wells Fargo Securities
Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 4.2% 04/01/26, C#651229AW6

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.798

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,286,604,925.03

(11)	Price Paid per Unit: $99.798

(12)	Total Price Paid by Portfolio:
1,145,000 bonds @ $99.798 = $1,142,687.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.798 = $19,959,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Goldman, Sachs & Co.	RBC Capital Markets

Co-Managers
Credit Suisse Securities	U.S. Bancorp Investments
ING Financial Markets	Wells Fargo Securities
Mitsubishi UFJ Securities	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: Newell Rubbermaid Inc.

(3)	Title of Securities: NWL 5.5 04/01/46, C#651229AY2

(4)	Date of First Offering: 03/18/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.636

Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/18/2016

(10)	Portfolio Assets on Trade Date: $1,286,604,925.03

(11)	Price Paid per Unit: $99.636

(12)	Total Price Paid by Portfolio:
970,000 bonds @ $99.636 = $966,469.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.636 = $19,927,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
J.P. Morgan Securities	Mitsubishi UFJ Securities
Merrill Lynch, Pierce,
Fenner & Smith

Co-Managers
BNP Paribas Securities	PNC Capital Markets
Mizuho Securities	SMBC Nikko Securities
Scotia Capital	Wells Fargo Securities
BB&T Capital Markets

(2)	Names of Issuers: Avnet, Inc.

(3)	Title of Securities: AVT 4.625 04/15/26, C#053807AS2

(4)	Date of First Offering: 03/21/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.276

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 95 years

(9)	Trade Date: 03/21/2016

(10)	Portfolio Assets on Trade Date: $1,284,527,466.00

(11)	Price Paid per Unit: $99.276

(12)	Total Price Paid by Portfolio:
1,035,000 bonds @ $99.276 = $1,027,506.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.276 = $14,891,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.080%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
95 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
U.S. Bancorp	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: El Paso Electric Co.

(3)	Title of Securities: EE 5 12/01/44, C#283677AZ5 (reissuance of 11/24/14/deal)

(4)	Date of First Offering: 03/21/16

(5)	Amount of Total Offering: 150,000,000

(6)	Unit Price of Offering: $104.701

Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois, C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 115 years

(9)	Trade Date: 03/21/16

(10)	Portfolio Assets on Trade Date: $1,284,527,466.00

(11)	Price Paid per Unit: $104.701

(12)	Total Price Paid by Portfolio:
400,000 bonds @ $104.701 = $425,081.78

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $104.701 = $10,627,044.44

(14)	% of Portfolio Assets Applied to Purchase
0.033%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
115 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas Securities	Merrill Lynch, PF&S
Citigroup Global Markets	SunTrust Robinson Humphrey
Goldman Sachs	Mizuho Securities
J.P. Morgan Securities	Wells Fargo Securities
Scotia Capital	Deutsche Bank

Co-Managers
Samuel A Ramirez	ING Financial Markets
HSBC Securities	Morgan Stanley & Co
Regions Financial Corp

(2)	Names of Issuers: FEDEX Corporation

(3)	Title of Securities: FDX 3.25 04/1/26, C#31428XBF2

(4)	Date of First Offering: 03/21/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.796

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 03/21/2016

(10)	Portfolio Assets on Trade Date: $1,284,527,466

(11)	Price Paid per Unit: $99.796

(12)	Total Price Paid by Portfolio:
1,035,000 bonds @ $99.796 = $1,032,888.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.796 = $14,969,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.080%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas Securities	Merrill Lynch, PF&S
Citigroup Global Markets	SunTrust Robinson Humphrey
Goldman Sachs	Mizuho Securities
J.P. Morgan Securities	Wells Fargo Securities
Scotia Capital	Deutsche Bank

Co-Managers
Samuel A Ramirez	ING Financial Markets
HSBC Securities	Morgan Stanley & Co
Regions Financial Corp

(2)	Names of Issuers: FEDEX Corporation

(3)	Title of Securities: FDX 4.55 04/1/46, C#31428XBG0

(4)	Date of First Offering: 03/21/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.561

Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 03/21/2016

(10)	Portfolio Assets on Trade Date: $1,284,527,466

(11)	Price Paid per Unit: $99.561

(12)	Total Price Paid by Portfolio:
1,195,000 bonds @ $99.561 = $1,189,753.95

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.561 = $19,912,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BNP Paribas	Deutsche Bank
Citigroup Global Markets	J.P. Morgan Securities
U.S. Bancorp Investments	Wells Fargo Securities
HSBC Securities

Co-Managers
BBVA Securities	Barclays Capital
ANZ Securities	Comerica Securities
Danske Markets	Governor & Co bank of Ireland
ING Financial	KeyBanc Capital Markets
Lloyds Securities	Merrill Lynch, PF & S
Mitsubishi UFJ Securities	Mizuho Securities
nabSecurities	Scotia Capital
PNC Capital Markets	Standard Chartered Bank
RBC Capital	TD Securities
UniCredit Capital	Williams Capital Group
SG Americas Securities	SMBC Nikko

(2)	Names of Issuers: Omnicom Group Inc

(3)	Title of Securities: OMC 3.6 04/15/26, C#68217FAA0

(4)	Date of First Offering: 03/28/2016

(5)	Amount of Total Offering: 1,400,000,000

(6)	Unit Price of Offering: $99.907

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 03/28/2016

1

(10)	Portfolio Assets on Trade Date: $1,286,611,673

(11)	Price Paid per Unit: $99.907

(12)	Total Price Paid by Portfolio:
1,145,000 bonds @ $99.907 = $1,143,935.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.907 = $19,981,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Bank of America	Wells Fargo Securities
HSBC Securities	Mitsubishi UFJ Securities
SMBC Nikko Securities	Societe Generale
U.S. Bancorp Investments	Mizuho Securities

Co-Managers
BBVA Securities	Barclays Capital
Lebenthal & Co	BNY Mellon Capital
Morgan Stanley	Scotia Capital
PNC Capital Markets	Standard Chartered Bank

(2)	Names of Issuers: Occidental Petroleum Corp

(3)	Title of Securities: OXY 3.4 04/15/26, C#674599CH6

(4)	Date of First Offering: 03/28/2016

(5)	Amount of Total Offering: 1,150,000,000

(6)	Unit Price of Offering: $99.772

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 03/28/2016

(10)	Portfolio Assets on Trade Date: $1,286,611,673

(11)	Price Paid per Unit: $99.772

(12)	Total Price Paid by Portfolio:
1,435,000 bonds @ $99.772 = $1,431,728.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.772 = $24,943,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup Global Markets	J.P. Morgan Securities
Bank of America	Wells Fargo Securities
HSBC Securities	Mitsubishi UFJ Securities
SMBC Nikko Securities	Societe Generale
U.S. Bancorp Investments	Mizuho Securities

Co-Managers
BBVA Securities	Barclays Capital
Lebenthal & Co	BNY Mellon Capital
Morgan Stanley	Scotia Capital
PNC Capital Markets	Standard Chartered Bank

(2)	Names of Issuers: Occidental Petroleum Corp

(3)	Title of Securities: OXY 4.4 04/15/46, C#674599CJ2

(4)	Date of First Offering: 03/28/2016

(5)	Amount of Total Offering: 1,200,000,000

(6)	Unit Price of Offering: $99.224

Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 03/28/2016

(10)	Portfolio Assets on Trade Date: $1,286,611,673

(11)	Price Paid per Unit: $99.224

(12)	Total Price Paid by Portfolio:
1,435,000 bonds @ $99.224 = $1,423,864.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.224 = $24,806,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Wells Fargo Securities	Citigroup Global Markets

Co-Managers
Barclays Capital	BB&T Capital
BNY Mellon Capital Markets	Credit Suisse Securities
J.P. Morgan Securities	Loop Capital Markets
Merrill Lynch, PF&S	SunTrust Banks

(2)	Names of Issuers: Markel Corp

(3)	Title of Securities: MKL 5 4/5/46, C#570535AQ7

(4)	Date of First Offering: 03/29/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $98.957

Comparable Securities
1)	Johnson & Johnson, C#478160BV5
2)	Alabama Power Co., C#010392FP8
3)	Ameren Illinois Co., C#02361DAQ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 86 years

(9)	Trade Date: 03/29/2016

(10)	Portfolio Assets on Trade Date: $1,289,461,240

(11)	Price Paid per Unit: $98.957

(12)	Total Price Paid by Portfolio:
230,000 bonds @ $98.957 = $227,601.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $98.957 = $6,926,990.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.018%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
86 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
Academy Sciences	Mischler Financial Group
ANZ Securities	Morgan Stanley & Co.
BB&T Capital Markets	nabSecurities
BMO Capital Markets	National Bank of Canada Financial
BNY Mellon Capital Markets	RBC Capital Markets
Capital One Securities	Regions Securities
CBC World Markets	Scotia Capital USA
Citigroup	SunTrust Robinson Humphrey
Desjardins Securities	TD Securities
Drexel Hamilton	Wells Fargo Securities
Fifth Third Securities	Westpac Banking Corporation
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 3 04/15/21 144A, Cusip #90351DAD9

(4)	Date of First Offering: 03/29/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.925

Comparable Securities
1)	Simon Property Group, C#828807CX3
2)	Santander UK Group, C#80281LAD7
3)	Walt Disney Company, C#25468PDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 03/29/2016

(10)	Portfolio Assets on Trade Date: $1,289,461,240.35

1

(11)	Price Paid per Unit: $99.925

(12)	Total Price Paid by Portfolio:
2,435,000 bonds @ $99.925 = $2,433,173.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.925 = $39,970,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.189%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
Academy Sciences	Mischler Financial Group
ANZ Securities	Morgan Stanley & Co.
BB&T Capital Markets	nabSecurities
BMO Capital Markets	National Bank of Canada Financial
BNY Mellon Capital Markets	RBC Capital Markets
Capital One Securities	Regions Securities
CBC World Markets	Scotia Capital USA
Citigroup	SunTrust Robinson Humphrey
Desjardins Securities	TD Securities
Drexel Hamilton	Wells Fargo Securities
Fifth Third Securities	Westpac Banking Corporation
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner
& Smith

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 4.125 04/15/26 144A, C#90351DAF4

(4)	Date of First Offering: 03/29/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.779

Comparable Securities
1)	Tyco Electronics Group S, C#902133AT4
2)	American Tower Corporation, C#03027XAJ9
3)	Black Hills Corporation, C#092113AL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 03/29/2016

(10)	Portfolio Assets on Trade Date: $1,289,461,240.35

1

(11)	Price Paid per Unit: $99.779

(12)	Total Price Paid by Portfolio:
1,655,000 bonds @ $99.779 = $1,651,342.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $154 99.779= $29,933,700.00

(14)	% of Portfolio Assets Applied to Purchase
0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 14, 2016
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2